UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Riversedge North

2529 Virginia Beach Boulevard, Suite 200

Virginia Beach, Virginia 23452

May 4, 2015

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc. (the “Company”) (the “Annual Meeting”) to be held at the Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room, Virginia Beach, Virginia 23451, on June 4, 2015 at 9:30 a.m., local Virginia Beach, Virginia time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of:

•	the election of eight members of the Board of Directors;

•	approving, for the purposes of Nasdaq Rules § 5635(b) and § 5635(d), the conversion of the Company’s Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of the Company’s common stock upon such conversion;

•	approving the Company’s 2015 Long-Term Incentive Plan; and

•	the ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Wheeler Real Estate Investment Trust, Inc., and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” all proposals.

Please indicate your vote by using the enclosed proxy card or by voting by telephone or internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important, and it is important that we receive your vote as soon as possible.

Sincerely,

Jon S. Wheeler
Chairman and Chief Executive Officer

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2015

Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on June 4, 2015, at 9:30 a.m., local Virginia Beach, Virginia time, at the Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room, Virginia Beach, VA 23451. The purpose of the meeting is to:

•	elect a Board of eight directors to serve until the next annual meeting and until their successors are duly-elected and qualified;

•	approving, for purposes of Nasdaq Rules § 5635(b) and § 5635(d), the conversion of the Company’s Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of the Company’s common stock upon such conversion;

•	approving the Company’s 2015 Long-Term Incentive Plan;

•	ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm; and

•	act upon such other matters as may properly be presented at the Annual Meeting.

Only stockholders of record at the close of business on April 16, 2015, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the accompanying envelope provided. Your completed proxy will not prevent you from attending the meeting and voting in person should you choose.

Dated: May 4, 2015

By order of the Board of Directors,

Robin Hanisch
Corporate Secretary

This Proxy Statement is available at www.whlr.us. Among other things, the Proxy Statement contains information regarding:

•	The date, time and location of the meeting

•	A list of the matters being submitted to stockholders

•	Information concerning voting in person

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2015

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2014 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on May 4, 2015. The mailing address of the Company’s principal executive office is Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

About the Meeting

Who Can Vote

Record holders of Common Stock, $0.01 par value per share (“Common Stock”) of the Company at the close of business on April 16, 2015 (the “Record Date”) may vote at the Annual Meeting. On that date 7,841,196 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How Can You Vote

If you return your signed proxy before the Annual Meeting, we will vote your shares as you direct. You can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve or disapprove the conversion of the Company’s Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series C Preferred Stock”) and the issuance of the Company’s Common Stock upon such conversion. You an also specify whether you approve, disapprove or abstain from the proposal to approve the Company’s 2015 Long-Term Incentive Plan. You can also specify whether you approve, disapprove or abstain from the other proposal to ratify the selection of auditors. You can also vote by Internet, at the address shown on your proxy card or by phone, at 1-800-652-VOTE (8683).

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors (the “Board of Directors” or the “Board”). The Board of Directors unanimously recommends a vote FOR all of Proposals 1, 2, 3 and 4.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (a) delivering a written notice of revocation to the Corporate Secretary, (b) delivering another proxy that is dated later than the original proxy, or (c) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

What am I voting on?

You will be voting on the following:

(1)	The election of eight members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2016 or until their successors are duly elected and qualified;

(2)	Approving, for purposes of Nasdaq Rules § 5635(b) and § 5635(d), the conversion of the Company’s Series C Preferred Stock and the issuance of the Company’s Common Stock upon such conversion;

(3)	Approving the Company’s 2015 Long-Term Incentive Plan; and

(4)	The ratification of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. As of April 16, 2015 there were 7,841,196 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least 3,920,599 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected to that slot. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not count as votes cast and will not affect the outcome of the vote.

For the other proposals, a majority of the votes cast at a meeting in which a quorum is present is required for approval. An abstention with respect to such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention as well as a broker non-vote will have no effect because it is not a vote cast.

As of the Record Date, affiliates held 1,004,637 shares representing approximately 12.8% of the shares outstanding. These affiliates have advised the Company that they currently intend to vote all of their shares in favor of the approval of both proposals.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Other Matters to be Acted Upon at the Annual Meeting

We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics, Corporate Governance Principles, including guidelines on director independence, and Insider Trading Policy all under separate headings. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452.

Questions

You may call our Investor Relations Department at 757-627-9088 if you have any questions.

PLEASE VOTE - YOUR VOTE IS IMPORTANT

Corporate Governance and Board Matters

The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serve until the next annual meeting of stockholders or until a successor has been elected or approved.

Current members of the Board

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Committee
Jon S. Wheeler	—	—	—	—
Warren Harris	Member	—	Member	—
Carl B. McGowan, Jr.	Chairperson	—	—	Member
David Kelly	—	—	—	—
Christopher J. Ettel	—	Member	Chairperson	Member
William W. King	Member	Chairperson	Member	—
Jeffrey Zwerdling	—	Member	—	Chairperson
Ann L. McKinney	—	—	—	—

Role of the Board’s Committees

The Board of Directors has standing Audit, Compensation, Nominating and Corporate Governance and Investment Committees.

Audit Committee. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee was adopted on November 16, 2012, and is available on the Company’s Investor Relations tab of our website (www.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. Dr. McGowan, a member and Chair of the Audit Committee, is qualified as an “audit committee financial expert” within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq Stock Market. All of the members of the Audit Committee meet the independence and experience requirements of the listing standards of the Nasdaq Stock Market. The Audit Committee met six times in 2014.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Nominating and Corporate Governance Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating and Corporate Governance Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance self-evaluation. The charter of the Nominating and Corporate Governance Committee was adopted on November 16, 2012, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating and Corporate Governance Committee met four times in 2014.

Compensation Committee. The Compensation Committee is responsible for overseeing the policies of the Company relating to compensation to be paid by the Company to the Company’s principal executive officer and any other officers designated by the Board, and to make recommendations to the Board with respect to such policies, produce necessary reports on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations and to monitor the development and implementation of succession plans for the principal executive officer and other key executives and make recommendations to the Board with respect to such plans. The charter of the Compensation Committee was adopted on November 16, 2012 and updated in 2014, and is available on the Company’s Investor Relations website (www.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee is to be comprised of at least two directors who are independent of management and the Company. The Compensation Committee may not delegate its authority to other persons. The Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee met three times in 2014.

Investment Committee. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. In addition, the Investment Committee makes recommendations to the Board regarding the potential real estate acquisitions and investments. The Investment Committee was formed on September 25, 2013 and has not adopted a charter. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Investment Committee met four times in 2014.

Board Leadership Structure

Jon S. Wheeler (“Mr. Wheeler”) currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Wheeler simply holds both positions at this time. The Board of Directors believes that Mr. Wheeler’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Wheeler possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company and as such we deem it appropriate to be able to benefit from the guidance of Mr. Wheeler as both our Chief Executive Officer and Chairman of the Board.

Selection of Nominees for the Board

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the committee. The committee will then evaluate the prospective nominee against the standards and qualifications generally set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers, guests and communities; and

•	the willingness of the prospective nominee to meet any minimum equity interest holding guideline.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

The Bylaws of the Company provide that any stockholder entitled to vote at the Annual Meeting in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholders’ intention to make such nomination has been delivered personally to, or has been mailed to and received by the Secretary at the principal office of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If a stockholder has a suggestion for candidates for election, the stockholder should follow this procedure. Each notice from a stockholder must set forth (i) the name and address of the stockholder who intends to make the nomination and the name of the person to be nominated, (ii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming those persons) pursuant to which the nomination is to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules, and (vi) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure. The Company has not adopted a specific policy regarding the consideration of director nominees recommended by stockholders and believes this is appropriate because there are not any differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating and Corporate Governance Committee.

Determinations of Director Independence

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

Board Meetings During Fiscal 2014

The Board met seven times during fiscal year 2014. No incumbent director attended fewer than 100% of the meetings of the Board, and each director attended all of the meetings of the Committees on which he or she served. Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders of the Company, the Board and Committees of which he or she is a member.

Director Compensation(1)

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Christopher Ettel	15,000	10,000	—	—	—	—	25,000
David Kelly	15,000	10,000	—	—	—	—	25,000
William W. King	15,000	10,000	—	—	—	—	25,000
Sanjay Madhu(2)	7,500	10,000	—	—	—	—	17,500
Warren Harris(3)	7,500	—	—	—	—	—	7,500
Ann L. McKinney	15,000	10,000	—	—	—	—	25,000
Carl B. McGowan, Jr.	15,000	10,000	—	—	—	—	25,000
Jeffrey Zwerdling	15,000	10,000	—	—	—	—	25,000

(1)	This table does not include Jon Wheeler, our Chairman and CEO, because his compensation is fully reflected in the Summary Compensation Table.
(2)	Mr. Madhu served as a director until June 2014.
(3)	Mr. Harris became a director in June 2014.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: Secretary, Riversedge North, 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The Nominating and Corporate Governance Committee of the Board also approved a process for handling letters received by the Company and addressed to members of the Board but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers and employees. The text of the document is available on the Company’s Investor Relations tab of our website (www.whlr.us). The Company intends to post any amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) at this location on its website.

Compliance with Section 16(a) of Reporting Requirements

Section 16(a) under the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and any persons holding 10% or more of the Company’s shares of Common Stock to report their ownership of the Company’s shares of Common Stock and any changes in that ownership to the SEC on specified report forms. Specific due dates for these reports have been established, and the Company is required to report any failure to file by these dates during each fiscal year. All of these filing requirements were satisfied by the Company’s directors and executive officers and holders of more than 10% of the Company’s Common Stock during the fiscal year ended December 31, 2014. In making these statements, the Company has relied upon the written representations of its directors and executive officers and the holders of 10% or more of the Company’s Common Stock and copies of the reports that each has filed with the SEC.

Management — Business History of Executive Officers

For information as to the business history of our Chief Executive Officer, Mr. Wheeler, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

Steven M. Belote

Chief Financial Officer since 2011

Age — 49

Mr. Belote is a Certified Public Accountant, has served as our Chief Financial Officer (CFO) since August 2011. After receiving a Bachelor’s of Science Degree in Accounting from Virginia Tech, he spent seven years working in Washington, DC with BDO Seidman, LLP, a large international public accounting and consulting firm. In June 1995, he joined Shore Bank as their CFO, subsequently playing a significant role in taking the bank public in 1997. Mr. Belote served as CFO for the bank’s publicly-traded bank holding company, Shore Financial Corporation, until the company was purchased in June 2008. Mr. Belote continued as the bank’s CFO until becoming its president in June 2009; a role he held until December 2010. Mr. Belote has been affiliated with and held various roles in many organizations, including: the Melfa Rotary Club from 1996-2010, serving as the club’s president from 1998-1999; the Eastern Shore of Virginia Chamber of Commerce Board of Directors from 2004-2010, serving as treasurer from 2009-2010; the Eastern Shore of Virginia United Way from 2000-2008, serving as campaign chair during 2000 and serving on the board of directors from 2001-2008, including the role of president from 2004-2006; the Virginia Bankers Association CFO Committee from 1999-2009, serving as chair from 2003-2006; a member of the Maryland Financial Bank advisory board from 2005-present; and as a member of the Bay Beyond, Inc. (Blue Crab Bay Co.) advisory board from 1997 through 2005, among others.

Robin Hanisch

Corporate Secretary since 2011

Age — 57

Ms. Hanisch currently serves as our Corporate Secretary and Director of Investor Relations. Ms. Hanisch serves as the main point of contact for our investors. Prior to joining us, Ms. Hanisch worked in fund development and marketing for a national non-profit organization. She graduated from the University of Hawaii with a degree in merchandising.

Jeffrey Parker

Director of Leasing since 2014

Age — 45

Mr. Parker is a Certified Commercial Investment Member (CCIM), has served as our Director of Leasing since October 2014. A graduate of Hampden-Sydney College, Mr. Parker began his real estate career in the regional office of CB Richard Ellis (“CBRE”). As a vice president at CBRE, Mr. Parker spent ten years handling the leasing and sale of commercial properties. Prior to joining our company, Mr. Parker served as the Real Estate Portfolio Manager for the Southeast and Mid-Atlantic regions of the United States for Dollar Tree Stores, Inc. where he was responsible for a portfolio of over 1100 stores and created many key relationships throughout the industry. Mr. Parker is a past honoree of the Inside Business “Top 40 Under 40” which recognizes outstanding young business people in the Hampton Roads community, and he serves on the Board of Directors of the Hope House Foundation. Mr. Parker earned his CCIM designation in 2006 which is a designation held by a worldwide group of 13,000 recognized experts in the commercial and investment real estate industry.

Victoria Paul

Senior Vice President of Operations since 2014

Age — 45

Ms. Paul has served as our Senior Vice President of Operations since October 2014. Prior to October 2014, Ms. Paul served in a similar capacity at Wheeler Interests, LLC which she joined in 2002. Ms. Paul has over twelve years of experience in commercial management, including a mix of retail, office and warehouse property, and has managed a portfolio of 2.73 million square feet. As the Senior Vice President of Operations, Ms. Paul’s duties include overseeing the property managers, lease administration and legal, and working closely with the leasing team to ensure that each department is performing their responsibilities in such a fashion as to maximize the value of each investment. Ms. Paul conducts in-house technical training for the management staff and organizes companywide initiatives. Ms. Paul is a licensed real estate agent, a designated SCSM (System Center Service Manager), an active member of the International Council of Shopping Centers and a Class A BLD certified licensed contractor. Ms. Paul has been a member of the Hampton Roads Chapter of CREW (Career Real Estate Women) since 2009 and currently serves on the Board of Directors as President-Elect. In December 2008, Ms. Paul was honored as an award winner at Inside Business’ “Women in Business Awards” luncheon and was also profiled in Inside Business for her leadership skills and professional achievements.

Employment Agreements With The Company’s Named Executive Officers

Generally

We have entered into employment agreements with each of our executive officers. We believe that the protections contained in these employment agreements help to ensure the day-to-day stability necessary to our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity. Each of our employment agreements with our executive officers provides for an initial term of one year. Upon a termination of employment by reason of death or disability, such terminated executive officer or his estate will be entitled to regular base salary payments for a period of twelve (12) months. Such employment agreements also contain customary confidentiality and non-solicitation provisions. The following is a summary of the material terms of the agreements.

Jon S. Wheeler

Under the terms of Mr. Wheeler’s employment agreement, Mr. Wheeler is employed as the Company’s CEO and Chairman and is required to devote his best efforts and a significant portion of his time to our business and affairs and in return will be entitled to the following:

•	Base compensation of $475,000 per annum; and

•	Reimbursement of reasonable expenses, including, but not limited to cell phone, mileage, toll and travel expenses, as well as travel expenses necessary to enhance Mr. Wheeler’s skills and visibility in the real estate industry.

Under Mr. Wheeler’s employment agreement, if Mr. Wheeler is terminated without “cause” (as defined in his employment agreement) during the initial term or any renewal term then, in addition to accrued amounts, Mr. Wheeler shall be entitled to his regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of his termination. If Mr. Wheeler is terminated for “cause” (as defined in his employment agreement), Mr. Wheeler shall be entitled to receive base salary earned and benefits accrued as of the date of his termination, and the Company will have no further obligations to Mr. Wheeler. Mr. Wheeler may resign from his employment at any time upon sixty (60) days’ written notice. Upon such resignation Mr. Wheeler will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, Mr. Wheeler’s employment agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Wheeler is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-compete clause for a duration of twelve (12) months following his resignation or termination for cause (as defined in his employment agreement).

Steven M. Belote

Under the terms of Mr. Belote’s employment agreement, Mr. Belote is employed as the Company’s CFO and is required to devote his best efforts and a significant portion of his time to our business and affairs and in return will be entitled to the following:

•	Base compensation of $265,000 per annum; and

•	Reimbursement of reasonable expenses, including, but not limited to cell phone, mileage, toll and travel expenses, as well as travel expenses necessary to enhance Mr. Belote’s skills and visibility in the real estate industry.

Under Mr. Belote’s employment agreement, if Mr. Belote is terminated without “cause” (as defined in his employment agreement) during the initial term or any renewal term then, in addition to accrued amounts, Mr. Belote shall be entitled to his regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of his termination. If Mr. Belote is terminated for “cause” (as defined in this employment agreement), Mr. Belote shall be entitled to receive base salary earned and benefits accrued as of the date of his termination, and the Company will have no further obligations to Mr. Belote. Mr. Belote may resign from his employment at any time upon sixty (60) days’ written notice. Upon such resignation Mr. Belote will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, Mr. Belote’s employment agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Belote is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-compete clause for a duration of twelve (12) months following his resignation or termination for cause (as defined in his employment agreement).

Robin Hanisch

Under the terms of Ms. Hanisch’s employment agreement, Ms. Hanisch is employed as the Company’s Corporate Secretary and Director of Investor Relations and is required to devote her best efforts and a significant portion of her time to our business and affairs and in return will be entitled to the following:

•	Base compensation of $125,000 per annum; and

•	Reimbursement of reasonable expenses including but not limited to cell phone, mileage, toll and travel expenses, as well as travel expenses necessary to enhance Ms. Hanisch’s skills and visibility in the real estate industry.

Under Ms. Hanisch’s employment agreement, if Ms. Hanisch is terminated without “cause” (as defined in her employment agreement) during the initial term or any renewal term then, in addition to accrued amounts, Ms. Hanisch shall be entitled to her regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of her termination. If Ms. Hanisch is terminated for “cause” (as defined in her employment agreement), Ms. Hanisch shall be entitled to receive base salary earned and benefits accrued as of the date of her termination, and the Company will have no further obligations to Ms. Hanisch. Ms. Hanisch may resign from her employment at any time upon sixty (60) days’ written notice. Upon such resignation Ms. Hanisch will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, Ms. Hanisch’s employment agreement provides for confidentiality and nondisclosure provisions, whereby Ms. Hanisch is required to keep confidential the Company’s trade secrets that she acquired during the course of her employment. Her employment contract also contains a non-compete clause for a duration of twelve (12) months following her resignation or termination for cause (as defined in the employment agreement).

Summary Compensation Table

The table below only shows compensation received by our Chief Executive Officer, Chief Financial Officer and Director of Acquisitions in 2013 and 2014. No other executive officers received compensation in excess of $100,000 in any year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(1)	Total ($)
Jon S. Wheeler	2014	298,077	—	10,000	—	—	11,923	320,000
Chief Executive Officer	2013	225,000	—	—	—	—	—	225,000

Steven M. Belote	2014	185,293	—	18,096	—	—	—	204,019
Chief Financial Officer	2013	144,000	—	—	—	—	—	144,000

David Kelly	2014	107,952	—	1,865	—	—	—	109,817
Director of Acquisitions	2013	—	—	—	—	—	—	—

(1)	The Company’s match on the 401(k) plan.

Outstanding Equity Awards at Fiscal-Year End

The Company has no outstanding Equity Awards at the end of the 2014 fiscal year.

Share Incentive Plan

Pursuant to our 2012 Share Incentive Plan, we may award incentives covering an aggregate of 500,000 shares of our Common Stock. Stock options issued under the 2012 Share Incentive Plan will vest at a rate of 20% per year for five years and have a per share exercise price equal to the fair market value of one of our Common Stock on the date of grant. As of March 31, 2015, we have issued 118,991 shares of Common Stock under the 2012 Share Incentive Plan.

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended December 31, 2014 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Security Ownership of Certain Beneficial Owners and Management

The following table, as of the Record Date, sets forth certain information regarding the beneficial ownership of shares of our Common Stock and shares of Common Stock into which common units are exchangeable for (1) each person who is the beneficial owner of 5% or more of our outstanding Common Stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of Common Stock as opposed to units is set forth in the footnotes below.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

	Number of Shares and Common Units Beneficially Owned		Percentage of All Shares(1)	Percentage of All Shares and Common Units(2)
Jon S. Wheeler	2,620,388	(3)	9.03%	23.07%
Steven M. Belote	10,597		*	*
Robin Hanisch	9,904	(4)	*	*
Carl B. McGowan, Jr.	5,769		*	*
Ann L. McKinney	23,055	(5)	*	*
Christopher J. Ettel	2,601		*	*
David Kelly	7,278		*	*
William W. King	3,469		*	*
Sanjay Madhu	7,669		*	*
Jeffrey Zwerdling	329,969	(6)	4.21%	2.90%
Warren D. Harris	113		*	*
All directors, director nominees and executive officers as a group (10 persons)(6)	3,020,812	(7)	12.81%	26.59%

*	Less than 1.0%
(1)	Based upon 7,841,196 shares of Common Stock outstanding on April 29, 2015. In addition, amounts for individuals assume that all Series B convertible preferred stock held by individuals are converted into commons stock and all warrants held by the person are exercised.
(2)	Based upon 7,841,196 shares of our Common Stock and 3,517,562 common units, which units may be redeemed for cash or, at our option, exchanged for shares of our Common Stock outstanding on April 29, 2015, subject to certain lock-up agreements.
(3)	Includes 708,818 shares of Common Stock and 1,911,550 common units, of which 660,00 and 335,680 common shares and common units, respectively, have been pledged as security.
(4)	Includes 6,719 shares of Common Stock and 3,185 common units.
(5)	Includes 8,435 shares of Common Stock and 14,620 common units.
(6)	Includes 243,169 shares of Common Stock, 14,000 shares of Series B convertible stock convertible into 70,000 shares of common stock and 16,800 warrants to purchase 16,800 shares of common stock.
(7)	Includes 1,004,637 shares of Common Stock and 1,929,355 common units.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2015. All of the nominees for director are now serving as directors of the Company except Kurt Harrington. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director.

The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.

Jon S. Wheeler

Chairman and CEO

Age — 54

Director since 2011

Mr. Wheeler has served as the Company’s Chairman since its formation in June of 2011. In addition, Mr. Wheeler served as the Company’s President from its formation until January 2013 when his title was changed from President to Chief Executive Officer. Mr. Wheeler has also served as the President and CEO of Wheeler Interests since its inception in 1999. Mr. Wheeler has over thirty years of real estate experience with an extensive background in strategic financial and market analyses. Mr. Wheeler has substantial experience in assessing new or existing properties to maximize returns, which are then positioned for acquisition, growth and disposition. Since founding Wheeler Interests in 1999, Mr. Wheeler has helped Wheeler Interests to acquire over sixty shopping centers in New York, Maryland, Virginia, West Virginia, North Carolina, South Carolina, Tennessee, Georgia, Florida, Oklahoma and Texas, representing over four million square feet of improved real estate property. Mr. Wheeler holds a Bachelor of Arts degree in political science from Southern Methodist University. Mr. Wheeler was selected as the Company’s Chairman because of his experience in retail leasing, marketing, acquisition, development, financing, management and disposition of strip centers, neighborhood centers, community centers, power centers and mixed-use retail space in both the urban and suburban markets within the Northeast, Mid-Atlantic, Southeast and Southwest regions of the United States. Mr. Wheeler was chosen as a director because he is the founder of the Company and our Board of Directors believe his knowledge of the Company and years of experience in our industry give him the ability to guide the Company as a director.

Christopher J. Ettel

Independent Director

Age — 55

Director since 2011

Mr. Ettel serves as a director of the Company. In 1988, Mr. Ettel founded VB Homes, LLC, a residential design-build firm, specializing in high quality residential renovations and additions as well as new construction. Mr. Ettel has served as the Managing Partner of VB Homes, LLC since its inception. Mr. Ettel has been a Virginia Real Estate Broker since 1990. He currently serves on the Board of Directors of the Tidewater Builders Association and the Virginia Beach Advisory Board of Monarch Bank. He also previously served as the Chairman of the Tidewater Builders Association Remodeler’s Council and the President of the Board for the Virginia Beach Public Schools Education Foundation. Mr. Ettel received his Bachelor of Science degree from

James Madison University in 1982. Mr. Ettel was selected as a director because of his years of experience in the real estate and construction industries as well as his management experience.

David Kelly

Independent Director

Age — 50

Director since 2011

Mr. Kelly serves as a director of the Company. Mr. Kelly has over twenty-five years of experience in the real estate industry. Mr. Kelly currently serves as Senior Vice President, Director of Acquisitions for the Company. Prior to joining the Company, Mr. Kelly served as a Principal with Kelly Development, LLC, a real estate development firm he founded in March 2011, which specializes in the acquisition and management of retail properties in the Mid-Atlantic region. Prior to founding Kelly Development, Mr. Kelly served as the Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer, from 1998 through 2011. Prior to his time with Supervalu, Mr. Kelly served as an Asset Manager from 1993 through 1998. Mr. Kelly currently serves on the Board of Directors of the Norfolk, Virginia SPCA. He earned a Bachelor of Science in Finance degree from Bentley College (now Bentley University). Mr. Kelly was selected as a director because of his years of experience in the real estate industry as well as his real estate management experience within a publicly traded company.

William W. King

Independent Director

Age — 75

Director since 2011

Mr. King serves as a director of the Company. Mr. King currently serves, on a volunteer basis, as Executive Director of the Virginia Maritime Heritage Foundation, a 501(c)(3) corporation that owns and operates the Schooner Virginia. He was appointed to that position in September 2009. From 1988 through 2008 Mr. King served as the headmaster of Norfolk Collegiate School, an independent, co-educational, K-12 college preparatory day school. He also remained employed by the Norfolk Collegiate School until June 2009 as a special assistant to the headmaster and served on its board of trustees from 1984-2009. Prior to his service at Norfolk Collegiate School, Mr. King was Executive Vice President of SRMS, a management consulting corporation that primarily contracted for services with the U.S. Navy and the U.S. Air Force. Mr. King served in the United States Navy from 1962 until 1984, when he retired with the rank of Captain. During his time in the United States Navy, he served in seven combatant ships, two of which he commanded, did several combat tours in Vietnam, served two tours in the Pentagon, including two years as aide to the Chief of Naval Operations, and was a Deputy Chief of Staff to the Commander of the United States Atlantic Command and the Commander-in-Chief of the United States Atlantic Fleet. Mr. King graduated from the University of Virginia in 1963 with a Bachelor of Science Degree in Finance, the Navy Postgraduate School in 1977 with a Master of Science in Financial Management, and from Old Dominion University in 1995 with a Certificate of Advanced Studies in Education Leadership and Administration. He currently serves on the Board of Directors of Chesapeake Bay Academy, the Future of Hampton Roads, Inc. and Horizons Hampton Roads. Mr. King was selected as a director because of his leadership experience.

Kurt R. Harrington

Independent Director Nominee

Age — 62

Mr. Harrington is a director nominee for the Company. He was recently the Executive Vice President, Chief Financial Officer and Treasurer, of Arlington Asset Investment Corp. (NYSE: AI), a position he had held since January 2000. Mr. Harrington was also the Executive Vice President, Chief Financial Officer and Treasurer of FBR & Co. between January 2000 and February 2008 and served as Chief Financial Officer and Treasurer of

FBR Asset Investment Corporation from September 1999 to March 2003. Mr. Harrington joined Arlington Asset Investment Corp. as Vice President of Finance and Treasurer in March 1997. He was previously the Chief Financial Officer of Jupiter National, Inc., a publicly-traded, closed-end venture capital company. From 1980 to 1990, Mr. Harrington served in a number of senior financial accounting, reporting and business planning positions at MCI Communications Corporation and Marriott Corporation, in Washington, D.C. He began his career with the public accounting firms of Meahl, McNamara & Co., Boston, Massachusetts and later, PricewaterhouseCoopers LLP, Washington, D.C. Mr. Harrington received his Certified Public Accountant certification in 1978. Mr. Harrington is the treasurer and a trustee of Nichols College. Mr. Harrington was chosen as a director nominee because of his leadership and financial experience.

Carl B. McGowan, Jr.

Independent Director

Age — 67

Director since 2013

Dr. McGowan serves as a director of the Company. Dr. McGowan brings over 30 years of extensive financial experience to the Board. Dr. McGowan joined the faculty of Norfolk State University in 2005 and presently serves as the Faculty Distinguished Professor of Finance. From 2004-2005, Dr. McGowan served as a Visiting Associate Professor of Finance at the University of Sharjah in the United Arab Emirates. From 2003-2004, Dr. McGowan served as the RHB Bank Distinguished Chair in Finance at the University of Kebangsaan in Malaysia. Dr. McGowan has a Bachelor of Arts in International Relations (Syracuse), an MBA in Finance (Eastern Michigan), and a PhD in Business Administration (Michigan State). Dr. McGowan has conducted extensive research in the areas of corporate finance and international finance, with specific studies relating to real estate operations. In addition to over 150 conference presentations, Dr. McGowan has published 68 articles in numerous peer-reviewed journals including: The Journal of Real Estate Research, The American Journal of Business Education, Applied Financial Economics, Decision Science, Financial Practice and Education, The Financial Review, International Business and Economics Research Journal, The International Review of Financial Analysis, The Journal of Applied Business Research, The Journal of Business Case Studies, The Journal of Diversity Management, Managerial Finance, Managing Global Transitions, The Southwestern Economic Review, and Urban Studies. Dr. McGowan was selected as a director because of diverse experience and well-known authority in finance and economics, which will be valuable as we pursue the continued growth of the Company.

Ann L. McKinney

Age — 66

Director since 2012

Ms. McKinney serves as a director of the Company. Ms. McKinney was appointed President and Principal Broker of Wheeler Real Estate Company upon its formation in March 2000. First licensed in 1974, Ms. McKinney currently holds a Real Estate Broker’s license in Virginia, North Carolina, South Carolina, Florida, Mississippi, Alabama, Oklahoma and Tennessee. Her responsibilities with Wheeler Real Estate Company include dispositions, marketing and public relations, and the management of all real estate licenses. Ms. McKinney was chosen as a director because of her real estate experience, leadership and management expertise.

Jeffrey M. Zwerdling

Independent Director

Age — 70

Director since 2013

Mr. Zwerdling serves as a director of the Company. Mr. Zwerdling is founder and managing partner of the law firm of Zwerdling, Oppleman & Adams which was formed in 1972 in Richmond, Virginia. Mr. Zwerdling’s areas of concentration include corporate law, commercial and residential real estate, personal estate planning, and general litigation. From 1999-2012 he served as President and Director of The Corporate Centre, a 225,000 square foot office park complex located in Richmond, Virginia. In May of 2013, Mr. Zwerdling was appointed to the Board of Directors of Capitol Securities Management Inc. (“CSM”). CSM is a Financial Industry Regulatory Authority registered broker dealer whose assets exceed $4 billion. Mr. Zwerdling was commissioned as a Second Lieutenant in the United States Army in 1967, served in the Army Reserve and Virginia National Guard, and received his honorable discharge after obtaining the rank of Captain in 1981. Mr. Zwerdling holds a Bachelor of Science Degree from Virginia Commonwealth University and received a Juris Doctor Degree from the College of William and Mary School of Law. He was an organizational investor in Southern Community Bank & Trust, now Village Bank. In 1998, Mr. Zwerdling was elected to the Board of Directors of Supertel Hospitality, Inc., a public company which trades on the Nasdaq Stock Exchange. Supertel is a real estate investment trust (REIT) which is a focused-service segment of the lodging industry. During his tenure at Supertel, Mr. Zwerdling served on various committees, including the Acquisitions and Dispositions Committee, and was a member and former chairman of the Audit Committee. Prior to being appointed a Director of the Company in September 2013, Mr. Zwerdling served as a Board Observer for the Company. He is a Master Mason of Fraternal Lodge No. 53, belongs to the Scottish Rite of Freemasonry, and is a Noble of the Acca Temple Shrine of Richmond, Virginia. Mr. Zwerdling was chosen a director because of his legal experience in real estate matters and his vast experiences with real estate investment trusts.

The Board of Directors unanimously recommend a vote FOR

the election of all of the Nominees named above.

PROPOSAL 2

APPROVING, FOR PURPOSES OF NASDAQ RULES § 5635(B) AND § 5635(D), THE CONVERSION OF THE SERIES C MANDATORILY CONVERTIBLE CUMULATIVE PERPETUAL PREFERRED STOCK AND THE ISSUANCE OF THE COMPANY’S COMMON STOCK UPON SUCH CONVERSION.

Background and the Agreement

One of our goals since our Initial Public Offering has been to increase the market capitalization of the Company and raise additional capital to grow the Company. During the last year, the Board of Directors met regularly with management to monitor the market and potential capital raising opportunities that could be available to the Company. In the first quarter of 2015, the Board of Directors began to work closely with management and Compass Point Research & Trading, LLC to explore capital raising opportunities that would allow the Company to acquire seven additional retail centers (the “Real Estate Investment Properties”) that would increase the number of properties owned by the Company by approximately 20% of what was believed to be an accretive basis to the Company’s common stockholders. In March 2015, the Company, after receiving Board approval, commenced the offering of Series C Preferred Stock, to accredited investors, in a private placement exempt from registration pursuant to the guidelines of Rule 506 of Regulation D under the Securities Act of 1933. In March 2015, the Company completed the road show for the private placement and took the transaction to the Board of Directors to approve the transaction and the conversion price of the Series C Preferred Stock.

Based on the orders placed by the accredited investors, the Board of Directors had lengthy discussions on the potential conversion price and potential effect on the Company. After these discussions, the Board of Directors concluded that a conversion price of $2.00 per share was the highest price the Company could obtain in order to attract the amount of subscriptions necessary to raise $93,000,000, which was the amount necessary to fund the equity component for the acquisition and refinancing of all seven of the Real Estate Investment Properties and have remaining funds for general working capital and future acquisitions.

On or about March 19, 2015, we entered into securities purchase agreements (the “Securities Purchase Agreements”), with certain accredited investors (the “Investors”), pursuant to which, among other things, the Company sold an aggregate of 93,000 shares of Series C Preferred Stock in a private placement (the “Private Placement”) to the Investors in exchange for aggregate consideration of $93,000,000, consisting of $90,000,000 in cash and $3,000,000 in debt reduction after eight investors tendered $3,000,000 aggregate principal amount of our 9% convertible notes due December 2018. Each share of Series C Preferred Stock was sold to the Investors at an offering price of $1,000 per share. The Company paid an aggregate of approximately $5.65 million to Compass Point Research & Trading, LLC and Maxim Group, LLC (collectively “the Placement Agents”), as compensation for service as the Placement Agents for the Private Placement and related expense reimbursements.

Use of the Net Proceeds of the Private Placement

The net proceeds to us from the issuance of the 93,000 shares of Series C Preferred Stock in the Private Placement are $83,951,632.69, after deducting the $3 million debt reduction and Placement Agents’ fees, and other fees and expenses payable by us in connection with the Private Placement. We expect to use approximately $38 million of the net proceeds of the Private Placement to fund the equity component for the acquisition of the Real Estate Investment Properties. We intend to use the remainder of the net proceeds primarily for future acquisitions and the balance for working capital.

Real Estate Investment Properties

Alex City Marketplace

On April 1, 2015 we acquired Alex City Marketplace for $10.25 million. Alex City Marketplace is a 147,791 square foot neighborhood shopping center built in 1987 and renovated in 1995, which is anchored by a

Winn-Dixie grocery store. The property is located in Alexander City, Alabama and is occupied by eighteen primarily retail and restaurant tenants. Winn-Dixie, Goody’s department store and Steele’s department store each represent 10% or more of the gross leasable square feet at Alex City.

In connection with the acquisition of Alex City, we secured a first mortgage loan (the “Alex City Loan”) on the property at approximately 56% of the total purchase price, or approximately $5.75 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. The Alex City Loan matures in 10 years and requires monthly installments of interest only payments until maturity at a fixed interest rate of 3.954% per annum. The Alex City Loan is secured by the Alex City property.

Beaver Ruin Village and Beaver Ruin Village II

We have entered into a contract to acquire Beaver Ruin Village for approximately $12.35 million. Beaver Ruin Village is a 74,038 square foot neighborhood shopping center built in 1976 and expanded in 1996, which is shadow-anchored by a Kroger grocery store. The property is located in Lithonia, Georgia and is occupied by twenty-nine primarily retail and restaurant tenants. Legacy Station toy and hobby store, McDonalds, Popeye’s and Captain D’s each represent 10% or more of the gross leasable square feet at Beaver Ruin Village.

In connection with the acquisition of Beaver Ruin Village, we anticipate securing a first mortgage loan (the “Beaver Ruin Village Loan”) on the property at approximately 55% of the total purchase price, or approximately $6.79 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Beaver Ruin Village Loan will require monthly installments of interest only until maturity, which we anticipate will be ten years, at a fixed rate of approximately 4.1% per annum. We expect that the Beaver Ruin Village Loan will only be secured by the Beaver Ruin Village property.

In addition, we have entered into a contract to acquire Beaver Ruin Village II for approximately $4.4 million. Beaver Ruin Village II is a 34,925 square foot neighborhood shopping center built in 1976, which is shadow-anchored by a Kroger grocery store. The property is located in Lithonia, Georgia and is occupied by AutoZone, among other tenants.

In connection with the acquisition of Beaver Ruin Village II, we anticipate securing a first mortgage loan (the “Beaver Ruin Village II Loan”) on the property at approximately 55% of the total purchase price, or approximately $2.42 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Beaver Ruin Village II Loan will require monthly installments of interest only until maturity, which we anticipate will be ten years, at a fixed rate of approximately 4.1% per annum. We expect that the Beaver Ruin Village II Loan will only be secured by the Beaver Ruin Village II property.

Brook Run

We expect to enter into a contribution and subscription agreement to acquire Brook Run for an aggregate purchase price, including the assumption of debt, of approximately $18.8 million. The contribution and subscription agreement is expected to replace a purchase and sale agreement we previously entered into to acquire the property. Mr. Wheeler is the managing member of the entity that currently owns Brook Run and he owns 2.1% of such entity. In consideration for the acquisition of his interests, he will receive proceeds of $34,200. Brook Run is a 147,738 square foot community shopping center built in 1990 and anchored by a Martin’s grocery store. The property is located in Richmond, Virginia and is occupied by eighteen primarily retail and restaurant tenants. Martin’s grocery store and Fitness Evolution gym each represent 10% or more of the gross leasable square feet at Brook Run.

In connection with the acquisition of Brook Run, we anticipate securing a first mortgage loan (the “Brook Run Loan”) on the property at approximately 55% of the total purchase price, or approximately $10.34 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Brook Run Loan will require monthly installments of interest only until maturity, which we anticipate will be ten years, at a fixed rate of approximately 4.1% per annum. We expect that the Brook Run Loan will only be secured by the Brook Run property.

Butler Square

We have entered into a purchase contract to acquire Butler Square for approximately $9.4 million. Butler Square is an 82,400 square foot neighborhood shopping center built in 1987 and renovated in 2011, which is anchored by a Bi-Lo grocery store. The property is located in Maudlin, South Carolina and is occupied by sixteen primarily retail and restaurant tenants.

In connection with the acquisition of Butler Square, we anticipate securing a first mortgage loan (the “Butler Square Loan”) on the property at approximately 55% of the total purchase price, or approximately $5.17 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Butler Square Loan will require monthly installments of interest only until maturity, which we anticipate will be ten years, at a fixed rate of approximately 4.1% per annum. We expect that the Butler Square Loan will only be secured by the Butler Square property.

Chesapeake Square

We expect to enter into a contribution and subscription agreement to acquire Chesapeake Square for an aggregate purchase price, including the assumption of debt, of approximately $6.34 million. Jon Wheeler is the managing member of the entity that currently owns Chesapeake Square, and he owns 5.5% of such entity. In consideration for the acquisition of his interests, he will receive proceeds of $14,300. Chesapeake Square is a 99,848 square foot shopping center built in 1987 and renovated in 1997 that is anchored by a Food Lion grocery store. The property is located in Onley, Virginia and is occupied by twelve primarily retail tenants. Food Lion, Sears Hometown Store and Rite Aid drug store each represent 10% or more of the gross leasable square feet at Chesapeake Square.

In connection with the acquisition of Chesapeake Square, we anticipate securing a first mortgage loan (the “Chesapeake Square Loan”) on the property at approximately 55% of the total purchase price, or approximately $3.49 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Chesapeake Square Loan will require monthly installments of interest only until maturity, which we anticipate will be ten years, at a fixed rate of approximately 4.1% per annum. We expect that the Chesapeake Square Loan will only be secured by the Chesapeake Square property.

Washington Square

We have entered into a purchase contract to acquire Washington Square for approximately $20 million. Washington Square is a 261,566 square foot neighborhood shopping center built in 1971, which is anchored by a Belk department store and a Piggly-Wiggly grocery store. The property is located in Washington, North Carolina and is occupied by forty-two primarily retail and restaurant tenants. Piggly-Wiggly grocery store, Belk department store and North Carolina Department of Environment and Human Resources each represent 10% or more of the gross leasable square feet at Washington Square.

In connection with the acquisition of Washington Square, we anticipate securing a first mortgage loan (the “Washington Square Loan”) on the property at approximately 55% of the total purchase price, or approximately $11 million, with the remainder of the purchase price being paid with proceeds from the Private Placement. We anticipate that the Washington Square Loan will require monthly installments of interest only until maturity, which we anticipate will be 10 years, at a fixed rate of approximately 4.1% per annum. We expect that the Washington Square Loan will only be secured by the Washington Square property.

Reasons for the Proposal

Because the Company’s Common Stock is listed on the Nasdaq Stock Market, the Company is subject to the provisions of Nasdaq Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a Nasdaq-listed company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. The 46,500,000 shares of the Company’s Common Stock issuable upon the conversion of the Series C Preferred Stock will exceed 20% of the number of shares of the Company’s Common Stock and voting power outstanding prior to the consummation of the Private Placement. Based on the 7,841,196 shares of Common Stock outstanding on the Record Date for the Annual Meeting, following conversion of the Series C Preferred Stock, the percentage of Common Stock being issued compared to the number of currently outstanding shares of Common Stock is approximately 593%. Following the conversion, the holders of the Series C Preferred Stock will own, in the aggregate, approximately 85.6% of our Common Stock and current stockholders will own approximately 14.4% of our Common Stock. The $2.00 per share conversion price of the Series C Preferred Stock was less than $3.28, which was the Closing Price of our Common Stock as reported on the Nasdaq Stock Market on March 18, 2015, the trading day immediately prior to the date we completed the Private Placement.

Therefore, shareholder approval is required pursuant to Nasdaq Stock Market Rule 5635(d). The Company is also seeking shareholder approval of the transactions contemplated by the Securities Purchase Agreements pursuant to Nasdaq Rule 5635(b) in the event that the issuance of the Common Stock upon conversion of the Series C Preferred Stock in the Private Placement may be deemed to result in a “change in control” of the Company (which Nasdaq generally characterizes as a transaction whereby an investor or group of investors acquire or obtains the right to acquire 20% or more of the voting power of an issuer on a post-transaction basis).

Consequences Associated with the Approval of this Proposal

Conversion of the Series C Preferred Stock into Common Stock. Each share of Series C Preferred Stock will automatically convert into shares of our Common Stock pursuant to the terms of the Articles Supplementary (the “Articles Supplementary”) filed by the Company with and accepted for recording by the State Department of Assessments and Taxation of Maryland. The Articles Supplementary are attached as Annex A to this Proxy Statement and are incorporated by reference herein. Assuming approval of this proposal, the number of shares of Common Stock to be issued upon such conversion will be determined by dividing (i) the $1,000 per share stated value; plus (ii) any accrued but unpaid dividends on the Series C Preferred Stock, by (iii) the conversion price then in effect. The initial conversion price of the Series C Preferred Stock is $2.00 per share. Accordingly, the conversion of the Series C Preferred Stock would result in the issuance of 46,500,000 shares of our Common Stock. If the shares of Series C Preferred Stock are not converted into Common Stock prior to June 19, 2015, then each share of Series C Preferred Stock will bear a dividend at the rate of 15.0% per annum on the Stated Value (defined below), payable quarterly.

Rights of Investors. If stockholder approval is received, the rights and privileges associated with our Common Stock issued upon the conversion of the Series C Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing common stockholders, including the right to vote on all matters presented to the holders of our Common Stock.

Dilution. If stockholder approval is received, the conversion of the Series C Preferred Stock would result in the issuance of 46,500,000 shares of our Common Stock. The issuance of 46,500,000 shares of our Common Stock would dilute existing stockholders of the Company. On the Record Date for the Annual Meeting, we had 7,841,196 shares of Common Stock issued and outstanding. Following conversion of the Series C Preferred Stock, the percentage of Common Stock being issued compared to the number of currently outstanding shares of Common Stock is approximately 593%. Following the conversion, the holders of the Series C Preferred Stock will own, in the aggregate, approximately 85.6% of our Common Stock and current stockholders will own approximately 14.4% of our Common Stock.

Elimination of Dividend and Liquidation Rights of Series C Preferred Stock. Upon stockholder approval and conversion of the Series C Preferred Stock into Common Stock, all shares of the Series C Preferred Stock will be cancelled. As a result, approval of the proposal will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series C Preferred Stock. See “Description of the Series C Preferred Stock.”

Market Effects. The conversion of the Series C Preferred Stock may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of our Common Stock that are issued upon conversion of the Series C Preferred Stock are sold (or if it is perceived that they may be sold) in the public market, the trading price of our Common Stock could be adversely affected.

Sarbanes-Oxley Compliance. Upon stockholder approval and conversion of the Series C Preferred Stock, and assuming a market price of our Common Stock on June 4, 2015 of greater than $1.38 per share, our public float will exceed $75 million and we will be subject to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“SOX”) that will require our independent registered public accounting firm to attest to, and report on, management’s assessment of our internal controls in connection with the audit of our financial statements for the year ended December 31, 2015. Being subject to Section 404(b) of SOX will increase outside oversight of our internal controls and should provide additional assurance to our stockholders that we do not have any weakness in our accounting and reporting processes. However, there will be a substantial increase in the amount of time and expense we incur to comply with these requirements. This increased time and expense could have an adverse impact on our financial condition.

S-3 Eligibility. Upon stockholder approval and conversion of the Series C Preferred Stock, and assuming a market price of our Common Stock of greater than $1.38 per share, our public float will exceed $75 million and we be eligible to file a registration statement with the SEC on Form S-3 for primary offerings. We believe that Form S-3 eligibility will allow us access to a wider array of capital raising avenues outside of long-form registrations and private financing transactions. Access to additional capital may allow us more options to continue to grow the Company and increase the market capitalization of the Company.

Consequences Associated with Non-Approval of this Proposal

The Series C Preferred Stock Will Remain Outstanding. Unless stockholder approval is received or unless our stockholders approve a similar proposal at a subsequent meeting, the Series C Preferred Stock will remain outstanding in accordance with its terms.

Dividend Obligation Will Increase. Currently, the holders of the Series C Preferred Stock will receive a dividend, on an as converted basis, that mirrors any dividend payable on shares of Common Stock and will also be entitled to share in any other distribution made on the Common Stock on an as converted basis (other than dividends or other distributions payable in Common Stock), until June 18, 2015. If stockholder approval is not obtained and the Series C Preferred Stock is not converted into Common Stock, for the period beginning on June 19, 2015, each share of the Series C Preferred Stock will bear a dividend equal to 15.0% per annum. Such dividends will be cumulative from June 19, 2015 and will be payable quarterly in arrears.

Potential Market Effects. As with any dividend, there is no assurance that we will be able to pay the increased dividends on the Series C Preferred Stock and, if we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our Common Stock. In addition, even if we are able to pay such dividends, we may not be able to continue to pay dividends on our Common Stock at the current rate, which would likely have an adverse impact on the price of our Common Stock.

Restriction on Payment of Dividends. For as long as the Series C Preferred Stock remains outstanding, if full dividends payable on all outstanding shares of the Series C Preferred Stock have not been declared and paid, or declared and a sum sufficient for payment of those dividends been set aside, we will not be permitted to: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets, including dividends, on any of our junior securities, or (ii) repurchase, redeem, or acquire any of our junior securities, or (iii) repurchase, redeem, or acquire any parity securities, subject to limited exceptions. As of the date hereof, our Common Stock is the only class of junior securities of the Company that is outstanding and the Series A Preferred Stock and Series B Preferred Stock are the only classes of parity securities of the Company that are outstanding.

Liquidation Preference. For as long as the Series C Preferred Stock remains outstanding, such shares will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation of us unless the full liquidation preference on the Series C Preferred Stock, Series B Preferred Stock and the Series A Preferred Stock is paid.

No S-3 Eligibility. Without stockholder approval and conversion of the Series C Preferred Stock, we will remain ineligible to file a registration statement with the SEC on Form S-3 for primary offerings until we have a public float of more than $75 million. Without S-3 eligibility, our access to capital raising avenues outside of long-form registrations and private financing transactions is limited. Without additional ways to raise additional capital, we may be limited in our ability to continue to grow the Company and increase the market capitalization of the Company.

Description of the Series C Preferred Stock

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock as listed in the Articles Supplementary. Stockholders are urged to read carefully the Articles Supplementary in its entirety. Although we believe this summary covers the material terms and provisions of the Series C Preferred Stock as contained in the Articles Supplementary, it may not contain all the information that is important to you.

Rank. Our Series C Preferred Stock ranks with respect to dividend rights and rights upon our liquidation, winding-up or dissolution:

•	senior to our Common Stock and any other class or series of our capital stock, the terms of which expressly provide that our Series C Preferred Stock ranks senior to such class or series as to dividend rights or rights on our liquidation, winding-up and dissolution;

•	pari passu with our Series A Preferred Stock and Series B Preferred Stock and any class or series of stock of the company the terms of which specifically provide that the holders of such class or series of stock and the series C Preferred stock are entitled to receive dividends and amounts distributable upon the liquidation dissolution or winding up of the company in proportion to their respective amounts of accumulated, accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other;

•	junior to any class or series of our capital stock, if the terms of such class or series expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights or rights on our liquidation, winding up and dissolution; provided that such issuance is approved by the holders of two-thirds of outstanding shares of Series C Preferred Stock; and

•	junior to all our existing and future debt obligations.

Holders of our Series C Preferred Stock do not have a right to receive a return of capital prior to holders of our Common Stock upon the sale of an individual property. Depending on the price at which such property is sold, it is possible that holders of our Common Stock will receive a return of capital prior to the holders of our Series C Preferred Stock, provided that any accrued but unpaid dividends have been paid in full to holders of Series C Preferred Stock. It is also possible that holders of Common Stock will receive additional distributions from the sale of a property (in excess of their capital attributable to the asset sold) before the holders of Series C Preferred Stock receive a return of their capital.

Stated Value. Each share of Series C Preferred Stock has an initial “Stated Value” of $1,000, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our Series C Preferred Stock, as set forth in the Articles Supplementary.

Dividends. Subject to the preferential rights of the holders of any class or series of our capital stock ranking senior to our Series C Preferred Stock, if any such class or series is authorized in the future, the holders of Series C Preferred Stock are entitled to receive, when, and if authorized by our Board of Directors and declared by us out of legally available funds, a dividend, on an as converted basis, that mirrors any dividend payable on shares of Common Stock and will also be entitled to share in any other distribution made on the Common Stock on an as converted basis (other than dividends or other distributions payable in Common Stock), until June 18, 2015.

Beginning on and including June 19, 2015, but only to the extent that the Series C Preferred Stock remains outstanding during this period, each share of the Series C Preferred Stock will bear a dividend equal to the excess, if any, of (i) 15.0% per annum, minus (ii) any dividend or other distribution payable by us on the Series C Preferred Stock pursuant to the previous paragraph in respect of the applicable period. If the Series C Preferred Stock is converted to Common Stock prior to June 19, 2015, then no additional dividends will be payable on the Series C Preferred Stock.

Mandatory Conversion. As of the close of business (I) in case one or more holders of Series C Preferred Stock elect not to include the shares of Common Stock issuable upon conversion of its Series C Preferred Stock in a registration statement filed by us with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock due to its refusal to be named as an underwriter, the fifth business day and (II) otherwise, on the later of (a) the fifth business day, and (b) written and/or oral notice of non-objection of the Company’s Listing of Additional Shares Notification with respect to such shares of Common Stock issuable upon conversion of the Series C Preferred Stock by the Nasdaq Stock Market (the date set forth in clause (I) and/or the later of (a) and (b) in clause (II), each, a “Conversion Date”), in each case, following the approval by the holders of the Common Stock of the conversion of the Series C Preferred Stock and the issuance of Common Stock upon such conversion, each share of the Series C Preferred Stock shall automatically convert into that number of shares of Common Stock equal to (i) the sum of the Liquidation Preference and all accrued and unpaid dividends thereon; divided by (ii) $2.00 (as such dollar amount in this clause (ii) may be adjusted from time to time pursuant to Section 5.3.28 of the Articles Supplementary, the “Conversion Price”). Fractional shares, if any, of Common Stock will not be issued upon conversion but, in lieu thereof, the Company will make a cash payment based on such fraction times the closing price of the Company’s Common Stock as reported on the NASDAQ Stock Market on the trading day immediately preceding the Conversion Date.

Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, before any distribution or payment shall be made to holders of our Common Stock or any other class or series of capital stock ranking junior to our shares of Series C Preferred Stock, the holders of shares of Series C Preferred Stock will be entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, a liquidation preference equal to the Stated Value per share, plus an amount equal to any accrued and unpaid dividends (whether or not declared) to and including the date of payment.

After payment of the full amount of the liquidating distributions to which they are entitled, the holders of our shares of Series C Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation or merger with or into any other corporation, trust or other entity, the consolidation or merger of any other corporation, trust or entity with or into us, the sale or transfer of any or all our assets or business, or a statutory share exchange will not be deemed to constitute a liquidation, dissolution or winding-up of our affairs. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of our stock or otherwise, is permitted under the MGCL, amounts that would be needed, if we were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series C Preferred Stock will not be added to our total liabilities.

Adjustment. If we, at any time prior to the conversion of the Series C Preferred Stock into Common Stock, (i) pays a dividend or makes a distribution on the outstanding shares of Common Stock payable in Common Stock, (ii) subdivides the outstanding shares of Common Stock into a larger number of shares, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification, recapitalization or other similar event affecting the Common Stock (subject to certain exceptions as specified in the Articles Supplementary), then the conversion price in effect immediately prior to such event shall be adjusted (and/or any other appropriate actions shall be taken by us) so that the holder of any share of Series C Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock or other securities of us that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series C Preferred Stock been converted immediately prior to the occurrence of such event. No fractional adjustments shall be made in an amount of less than one cent per share.

Voting Rights. Holders of the Series C Preferred Stock generally will have no voting rights, unless their preferred dividends are in arrears for six or more quarterly periods (whether or not consecutive). Whenever such a preferred dividend default exists, the Series C Preferred Stock stockholders, voting as a single class with the holders of any other class or series of our preferred stock having similar voting rights, have the right to elect two additional directors to our Board of Directors. This right continues until all dividends accumulated on the Series C Preferred Stock have been fully paid or authorized and declared and a sum sufficient for the payment thereof set aside for payment. The term of office of each director elected by the holders of Series C Preferred Stock expires upon cure of the preferred dividend default.

The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, voting as a single class, shall be required to authorize, create, increase the number of or issue any shares of capital stock of us that are senior to the Series C Preferred Stock or any security convertible into capital stock of us that is senior to the Series C Preferred Stock or reclassify any other existing shares of capital stock of us into shares of capital stock of us that are senior to the Series C Preferred Stock.

Redemption. The Series C Preferred Stock is redeemable by us, in whole or in part at any time and from time to time, at a redemption price per share of the Series C Preferred Stock equal to (i) if the redemption occurs on or prior to the first anniversary of the issuance of the Series C Preferred Stock, the greater of (A) 105% of the liquidation preference plus all accrued and unpaid dividends to and including the date fixed for redemption, and (B) 105% of the value of that number of shares of Common Stock into which such share of Series C Preferred Stock would have been convertible immediately prior to the day fixed for redemption, which value shall be calculated on the volume weighted average price of the Common Stock for the 20 trading days prior to the day fixed for redemption; or (ii) if the redemption occurs after the first anniversary of the issuance of the Series C Preferred Stock, the greater of (A) 100% of the liquidation preference plus all accrued and unpaid dividends to and including the date fixed for redemption; and (B) 100% of the value of that number of shares of Common Stock into which such share of Series C Preferred Stock would have been convertible immediately prior to the day fixed for redemption, which value shall be calculated on the volume weighted average price of the Common Stock for the 20 trading days prior to the day fixed for redemption.

Exchange Listing. We do not plan on making an application to list the shares of our Series C Preferred Stock on The Nasdaq Stock Market, any other national securities exchange or any other nationally recognized trading system unless we do not receive stockholder approval for the conversion of the Series C Preferred Stock into Common Stock. Our Common Stock is listed on the Nasdaq Stock Market.

The Board of Directors unanimously recommend a vote FOR

the conversion of the Series C Preferred Stock and the issuance of our Common Stock upon such conversion.

PROPOSAL 3

APPROVAL OF THE 2015 LONG-TERM INCENTIVE PLAN

What am I voting on?

The Board of Directors adopted the Wheeler Real Estate Investment Trust, Inc. 2015 Long-Term Incentive Plan (the “2015 Plan”) on April 1, 2015, subject to approval by the shareholders of the Company. The Board of Directors believes that the 2015 Plan will advance the long-term success of the Company by encouraging share ownership among key employees, executive officers and members of the Board who are not employees.

How is the 2015 Plan administered?

The 2015 Plan is administered by the Compensation Committee of the Board of Directors. The 2015 Plan provides the Compensation Committee with flexibility to design compensatory awards that are responsive to the Company’s needs. Subject to the terms of the 2015 Plan, the Compensation Committee has the discretion to determine the terms of each award. The Compensation Committee may delegate to one or more officers of the Company the authority to grant awards to participants.

What kind of awards may be granted?

Awards under the 2015 Plan may be in the form of Common Stock, incentive stock options, nonqualified stock options, restricted stock awards or restricted stock units.

An option is the right to purchase shares of the Company’s Common Stock at a price and on a schedule set by the Compensation Committee. The option price will be no less than the fair market value of the shares on the option grant date.

Who is eligible to receive awards?

Employees of the Company, officers, employee and non-employee directors, consultants, independent contractors and advisors may all be selected by the Compensation Committee to receive awards under the 2015 Plan. The benefits or amounts that may be received by or allocated to participants under the 2015 Plan will be determined at the discretion of the Compensation Committee and are not presently determinable. As of April 17, 2015 there were approximately fifty-five Company employees, five non-employee directors and five consultants that are eligible to participate in the 2015 Plan.

How many shares are available for issuance under the 2015 Plan?

The maximum number of shares as to which awards may be granted under the 2015 Plan is 1,000,000 shares. The fair market value of an ordinary share of the Common Stock of the Company on the Record Date for the Annual Meeting was $2.42 as reported on the Nasdaq Stock Market.

Upon what terms may shares be awarded?

An award of shares involves the immediate transfer from the Company to a participant of ownership of a specific number of ordinary shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee. The transfer may be made without additional consideration from the participant. The Compensation Committee shall determine the number of shares to be awarded. If the share award is being earned upon the satisfaction of performance goals pursuant to a award agreement, then the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for each share award;

(b) select from among any performance factors to be used to measure the performance, if any; and (c) determine the number of shares that may be awarded. The Compensation Committee may also specify performance objectives that must be achieved for any restrictions on the shares to lapse.

Are awards made under the 2015 Plan transferable?

Except as provided below, no award under the 2015 Plan may be transferred by a participant other than by will or the laws of descent and distribution, and options may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, the guardian or legal representative acting on behalf of the participant. The Compensation Committee may expressly provide in an award agreement (other than an incentive stock option) that the participant may transfer the award to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve. Notwithstanding the foregoing, any shares awarded (subject to any vesting requirements in a given grant) may be transferred in accordance with applicable law.

When does the 2015 Plan terminate?

The Compensation Committee may terminate the 2015 Plan at any time. If not sooner terminated by the Board of Directors, the 2015 Plan will terminate on the tenth anniversary of its effective date.

How can the 2015 Plan be amended?

The 2015 Plan may be amended by the Board of Directors, but without further approval by the shareholders of the Company, the Board shall not amend the 2015 Plan in any manner that requires shareholder approval under the Internal Revenue Code of 1986, as amended. The Board may condition any amendment on the approval of the shareholders if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

What are the tax consequences of the 2015 Plan?

The following is a brief summary of the federal income tax consequences of certain transactions under the 2015 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient of restricted stock who elects under Code Section 83(b) within 30 days of the date of transfer of the restricted stock will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

A recipient of restricted stock units realizes ordinary income upon receipt of shares of common stock equal to the fair market value of those shares.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Where can I get a copy of the 2015 Plan?

This summary is not a complete description of all provisions of the 2015 Plan. A copy of the 2015 Plan is attached hereto as Annex B.

The Board of Directors unanimously recommend a vote FOR

the approval of the issuance of the 2015 Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2015 fiscal year and to conduct quarterly reviews through March 31, 2016. The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2014. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. The Company, however, is not bound by the stockholders’ decision. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm.

2014 Fiscal Year Audit Firm Fee Summary

The following table sets forth the aggregate fees for professional services rendered to or for the Company for the 2014 and 2013 fiscal years by Cherry Bekaert LLP:

Fees Billed	2014	2013
Audit Fees	$209,704	$257,968
Audit Related Fees	298,139	119,254
Tax Fees	100,170	43,500

Total	$608,013	$420,722

The audit fees for 2014 were for professional services rendered for the audits and reviews of the consolidated financial statements of the Company. Audit related fees were for services related to the Company’s offering documents and associated filings. Tax fees for 2014 were for services related to federal and state compliance and advice.

All services rendered by the principal auditors are permissible under applicable laws and regulations and were pre-approved by either the Board of Directors or the Audit Committee, as required by law. The fees paid to the principal auditors for services as described in the above table fall under the categories listed below.

Audit Fees. These are fees for professional services performed by the principal auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services performed by the principal auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements. These services include attestations by the principal auditor that are not required by statute or regulation and consulting on financial accounting/reporting standards.

Tax Fees. These are fees for professional services performed by the principal auditor with respect to tax compliance, tax planning, tax consultation, returns preparation and review of returns. The review of tax returns includes the Company and its consolidated subsidiaries.

These services are actively monitored (as to both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the principal auditor’s core work, which is the audit of the Company’s consolidated financial statements.

Report of the Audit Committee

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. McGowan qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met six times during 2014. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.

Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2014, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountant’s independence. The Company also received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC. The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2015. This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Warren D. Harris	William W. King	Carl B. McGowan, Jr.

Under SOX, and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”), which sets forth the procedures and conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.

Certain Relationships and Related Transactions

Related Party Policies

Our Code of Business Conduct requires that our directors and all of our employees deal with the Company on an arms-length basis in any related party transaction. All transactions between us and any of our directors, named executive officers or other vice presidents, or between us and any entity in which any of our directors, named executive officers or other vice presidents is an officer or director or has an ownership interest, must be approved by the Board of Directors. In addition, management evaluates third-party and properties owned by entities affiliated with Mr. Wheeler considered to be potential acquisition targets by analyzing factors such as, but not limited to, net operating income, fair market capitalization rates, leverage, occupancy rates, anchor tenant credit and alternative uses of capital. Management presents to our Board of Directors’ Investment Committee those properties it considers viable acquisition targets. The Investment Committee is responsible for reviewing and analyzing strategic real estate acquisitions and investments. All of the members of the Investment Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and our Corporate Governance Principles. Once the Investment Committee comes to an agreement that it is in the best interest of us to acquire a property, including a property owned by entities affiliated with Mr. Wheeler, the committee makes a recommendation to the full Board of Directors regarding the potential real estate acquisition and investment. Our Board of Directors then votes on whether to acquire a property recommended by the Investment Committee, and we will not acquire a property unless it has been approved by the majority of our Board of Directors. Only independent directors vote on acquisitions of properties owned by entities affiliated with Mr. Wheeler.

Partnership Agreement

In connection with the completion of our initial public offering, we entered into a partnership agreement with various persons receiving common units in the formation transactions, including Mr. Wheeler, his affiliates and certain other executive officers or our Company. As a result, these persons became limited partners of our operating partnership, Wheeler REIT, L.P. (the “Operating Partnership”).

Pursuant to the partnership agreement with our Operating Partnership, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after acquiring the common units, to require our Operating Partnership to redeem part or all of their common units for cash equal to the then-current market value of an equal number of shares of our Common Stock (determined in accordance with and subject to adjustment under the Partnership Agreement), or, at our election, to exchange their common units for shares of our Common Stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Other Related Party Transactions

Mr. Wheeler, when combined with his affiliates, represents the Company’s largest stockholder. Until internalizing i) Wheeler Interests, LLC (“Wheeler Interests”), an acquisition and asset management firm, (ii) Wheeler Real Estate, LLC (“Wheeler Real Estate”), a real estate leasing, management and administration firm and (iii) WHLR Management, LLC (“WHLR Management” and collectively, with Wheeler Interests and Wheeler Real Estate, (the “Operating Companies”), a real estate business operations firm, in October 2014, WHLR Management which was wholly owned by Mr. Wheeler, provided administrative services to the Company, including management, administrative, accounting, marketing, development and design services.

Prior to internalizing the Operating Companies, Wheeler Interests leased our Riversedge property under a 10 year operating lease expiring in November 2017, with four, five-year renewal options available. The lease required monthly base rental payments of $23,600 and provided for annual increases throughout the term of the lease and subsequent option periods. Additionally, Wheeler Interests reimbursed us for a portion of the property’s operating expenses and real estate taxes. We considered the terms of the lease agreement with Wheeler Interests to be comparable to those received by other nonrelated third parties.

The following summarizes related party activity of the combined Operating Companies and other affiliates for the years ended December 31, 2014 and 2013.

	December 31,
	2014	2013
Amounts paid to Wheeler Interests and its affiliates	$3,827,990	$1,412,126

Amounts due to (from) Wheeler Interests and its affiliates	$(463,281)	$(174,683)

Rent and reimbursement income received from Wheeler Interests	$329,718	$288,969

Rent and other tenant receivables due from Wheeler Interests	$—	$373,119

Acquisition of Portfolio Properties

Each portfolio property that we acquired through the Operating Partnership upon the completion of our Initial Public Offering and our formation transactions and certain other properties subsequently acquired were owned directly or indirectly by partnerships, limited liability companies or corporations (the “Ownership Entities”) in which Mr. Wheeler and his affiliates, certain of our other directors and executive officers and their affiliates and other third parties owned a direct or indirect interest (the “Prior Investors”). In connection with the acquisition of these Ownership Entities, the Operating Partnership entered into (1) contribution agreements with these Prior Investors, pursuant to which they contributed their interests in the Ownership Entities to the Operating Partnership and/or (2) purchase and sale agreements with the Ownership Entities. The Prior Investors, including Mr. Wheeler and his affiliates, certain of our other directors and executive officers and their affiliates, received cash and/or common units in exchange for their interests in the Ownership Entities. The value of the consideration paid to each of the Prior Investors in the Ownership Entities, in each case, was based upon the terms of the applicable contribution agreements and/or purchase and sale agreements. The purchase price paid for these properties was determined by analyzing factors such as, but not limited to, net operating income, fair market capitalization rates, leverage, occupancy rates, anchor tenant credit and alternative uses of capital. In some instances, we did not obtain independent third-party appraisals before purchasing such properties.

Portfolio Property or Contemplated Acquisition	Transaction Cost(1)	Related Person	Dollar Value of Related Person’s Interest(2)
Starbucks/Verizon	$1,392,400	Jon S. Wheeler—Chairman & CEO	$104,950

Jenks Plaza	$1,742,000	Jon S. Wheeler—Chairman & CEO	$10,197

South Carolina Food Lions	$15,846,536	Jon S. Wheeler—Chairman & CEO	$371,435
(Clover Plaza, St. George Plaza, South Square, Waterway Plaza, Westland Square)		Ann L. McKinney—Director	$7,846
		Robin Hanisch—Secretary	$1,962

Port Crossing	$9,311,422	Jon S. Wheeler—Chairman & CEO	$181,526
		Ann L. McKinney—Director	$44,742

Development Fund Properties	$4,450,000	Jon S. Wheeler—Chairman & CEO	$83,833
(DF I-Courtland, LLC, DF I-Moyock, LLC, Edenton Commons, Berkley)		Ann L. McKinney—Director	$13,971

Operating Companies	$6,750,000	Jon S. Wheeler—Chairman & CEO	$6,750,000

LaGrange Marketplace	$3,695,000	Jon S. Wheeler—Chairman & CEO	$128,032

Harbor Point	$2,400,000	Jon S. Wheeler—Chairman & CEO	$5,433

(1)	Includes the value of debt we assumed or entered into or expect to enter into in certain of these transactions.
(2)	Jon S. Wheeler personally guaranteed some of the debt we assumed in these transactions. Upon our assumption of the debt at the closing of these transactions, Mr. Wheeler, in certain cases, was released from his guarantee and the Operating Partnership guaranteed the debt. The dollar value reflected does not reflect the release of Mr. Wheeler’s personal guarantee.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an annual report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to our Corporate Secretary Robin Hanisch at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452, by calling (757) 627-9088 or via the Internet at www.whlr.us.

INCORPORATION BY REFERENCE

We are incorporating by reference Item 7 from our Annual Report on Form 10-K forth fiscal year ended December 31, 2014.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF WHEELER REAL ESTATE INVESTMENT TRUST, INC. The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals including nominations for persons for election to the Board of Directors, for our Annual Meeting to be held in 2016 must be received by us between December 6, 2015 and January 5, 2016, and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary, Robin Hanisch, at Riversedge North, 2529 Virginia Beach Blvd., Suite 200, Virginia Beach, Virginia 23452.

COPIES OF WHEELER REAL ESTATE INVESTMENT TRUST, INC.’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS) ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE THROUGH OUR WEBSITE WWW.WHLR.US OR UPON WRITTEN REQUEST TO WHEELER REAL ESTATE INVESTMENT TRUST, INC., RIVERSEDGE NORTH, 2529 VIRGINIA BEACH BOULEVARD, VIRGINIA BEACH 23452, ATTENTION, ROBIN HANISCH, CORPORATE SECRETARY.

Dated: May 4, 2015

By order of the Board of Directors,

Robin Hanisch
Corporate Secretary

ANNEX A

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

ARTICLES SUPPLEMENTARY

SERIES C MANDATORILY CONVERTIBLE CUMULATIVE PERPETUAL PREFERRED STOCK

Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Section 5.3 of Article V of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”), by duly adopted resolutions classified and designated 100,000 shares of authorized but unissued Preferred Stock (as defined in the Charter) as shares of Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock (“Series C Preferred Stock”), with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article V of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

Series C Preferred Stock

Section 5.3.19 Designation and Number. A series of Preferred Stock, designated as the “Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock” (the “Series C Preferred Stock”), is hereby established. The number of authorized shares of the Series C Preferred Stock shall be 100,000.

Section 5.3.20 Definitions. In addition to the capitalized terms elsewhere defined herein, the following terms, when used herein, shall have the meanings indicated:

(a) “Benefit Plan Investor” shall mean (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), that is subject to the provisions of Title I of ERISA; (ii) a plan as defined in Section 4975(e) of the Code (any such employee benefit plan or “plan” described in clause (i) or this clause (ii) being referred to herein as a “Plan”); (iii) an entity whose underlying assets include (or are deemed to include under ERISA or Section 4975(e) of the Code) assets of a Plan by reason of such Plan’s investment in such entity; or (iv) any other entity that otherwise constitutes a benefit plan investor within the meaning of the Plan Asset Regulations.

(b) “Controlling Person” shall mean a Person who has discretionary authority or control with respect to the assets of the Corporation or who provides investment advice for a fee (direct or indirect) with respect to such assets, and any affiliate of such Person, within the meaning of the Plan Asset Regulations.

(c) “Liquidation Preference” shall mean $1,000.

(d) “Person” shall mean any company, limited liability company, partnership, trust, organization, association, other entity or individual.

(e) “Plan Asset Regulations” shall mean Section 2510.3-101 of the regulations of the Department of Labor, as modified by Section 3(42) of ERISA.

(f) Publicly Offered Securities” shall have the meaning provided in Section 2510.3-101(b)(2) of the Plan Asset Regulations, or any successor regulation thereto.

(g) “Trading Day” shall mean, (i) if the Common Stock (as defined in the Charter) is listed or admitted to trading on the Nasdaq Stock Market, a day on which the Nasdaq Stock Market is open for the transaction of business, (ii) if the Common Stock is not listed or admitted to trading on the Nasdaq Stock Market, but is listed or admitted to trading on another national securities exchange or automated quotation system, a day on which the principal national securities exchange or automated quotation system, as the case may be, on which the Common Stock is listed or admitted to trading is open for the transaction of business, or (iii) if the

Common Stock is not listed or admitted to trading on any national securities exchange or automated quotation system, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h) “VWAP” shall mean, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Nasdaq Stock Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Nasdaq Stock Market for such Trading Day, or if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day as determined by the Board of Directors in a commercially reasonable manner, using a volume-weighted average price method.

Section 5.3.21 Rank.

The Series C Preferred Stock shall, with respect to rights to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, rank (a) senior to all classes or series of Common Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of the Series C Preferred Stock are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of shares of such class or series (the “Junior Stock”); (b) on a parity with the Series A Preferred Stock (as defined in the Charter), Series B Preferred Stock (as defined in the Charter) and any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series of stock and the Series C Preferred Stock are entitled to receive dividends and amounts distributable upon the liquidation, dissolution or winding up of the Corporation in proportion to their respective amounts of accumulated, accrued and unpaid dividends per share or liquidation preferences, without preference or priority of one over the other (the “Parity Stock”); and (c) junior to any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of the Series C Preferred Stock (the “Senior Stock”).

Section 5.3.22 Dividends.

(a) From March 18, 2015, until June 18, 2015, if the Corporation declares, pays or sets apart for payment any dividend or other distribution on any share of Common Stock (other than a dividend or other distribution payable in shares of Common Stock), then at the time such dividend or other distribution is declared, paid or set apart for payment, the Corporation shall simultaneously declare, pay or set apart for payment a dividend or other distribution on each issued and outstanding share of Series C Preferred Stock, with payment to be made (i) in the same form as is being made to the holders of Common Stock and (ii) in an amount as if such share of Series C Preferred Stock had been converted into shares of Common Stock pursuant to Section 5.3.26 but, in the case of any dividend or other distribution in March 2015, computed pro-rata from the date of issuance of such share of Series C Preferred Stock. Such dividend or other distribution shall be payable to the holders of record of Series C Preferred Stock as they appear in the stock records of the Corporation at the close of business on the applicable record date designated by the Board of Directors for the payment of such dividend or other distribution.

(b) For the period beginning on, and including, June 19, 2015, to the extent shares of Series C Preferred Stock remain outstanding and subject to the preferential rights of holders of any class or series of Senior Stock, in addition to any dividend or other distribution declared and payable by the Corporation pursuant to Section 5.3.22(a), holders of the Series C Preferred Stock shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cash dividends equal to the excess, if any, of (i) 15.0% per annum of the Liquidation Preference, minus (ii) any dividend or other distribution declared and payable by the Corporation pursuant to Section 5.3.22(a) on such holder’s issued and outstanding Series C Preferred Stock in respect of the applicable quarterly period. Such dividends on each share of Series C Preferred Stock shall accrue and shall be cumulative from June 19, 2015 and including, June 19, 2015 and shall be payable quarterly in arrears on or before July 15th, October 15th, January 15th and April 15th of each year or, if not a business day, the next succeeding business day (each, a “Series C Dividend Payment Date”). Any dividend payable on the Series C Preferred Stock for any partial dividend period shall be computed ratably on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable in arrears to holders of record of Series C Preferred Stock as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the first day of the calendar month, whether or not a business day on which the applicable Series C Dividend Payment Date falls (the “Series C Dividend Record Date”). The dividend payable on any Series C Dividend Payment Date shall include dividends accumulating to, but excluding, such Series C Dividend Payment Date. The term “business day” shall mean any day, other than Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law to close, or a day which is or is declared a national or a New York state holiday. If the Series C Preferred Stock is converted into Common Stock prior to June 19, 2015, pursuant to Section 5.3.26, then no additional dividends shall be payable on the Series C Preferred Stock.

(c) No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.

(d) When dividends are not paid in full upon the Series C Preferred Stock or any other class or series of Parity Stock, or a sum sufficient for such payment is not set apart, all dividends declared upon the Series C Preferred Stock and any shares of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series C Preferred Stock and accumulated, accrued and unpaid on such Parity Stock (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such Parity Stock does not have a cumulative dividend).

(e) Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series C Preferred Stock have been, or are concurrently therewith, declared and paid, or declared and set apart for payment, for all past dividend periods, no dividends (other than dividends or other distributions paid in shares of Junior Stock or options, warrants or rights to subscribe for or purchase shares of Junior Stock) shall be declared and paid or declared and set apart for payment by the Corporation and no other distribution of cash or other property may be declared and made, directly or indirectly, by the Corporation with respect to any shares of Junior Stock or Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an equity incentive or benefit plan of the Corporation) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of Junior Stock, or options, warrants or rights to subscribe for or purchase shares of Junior Stock), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of shares of Junior Stock or Parity Stock.

(f) Notwithstanding the foregoing provisions of this Section 5.3.22, the Corporation shall not be prohibited from (i) declaring or paying or setting apart for payment any dividend or other distribution on any shares of Junior Stock or Parity Stock, or (ii) redeeming, purchasing or otherwise acquiring any Junior Stock or Parity Stock, in each case, if such declaration, payment, setting apart for payment, redemption, purchase or other acquisition is necessary in order to maintain the continued qualification of the Corporation as a real estate investment trust (“REIT”) under Section 856 of the Code (as defined in the Charter).

Section 5.3.23 Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution by the Corporation shall be made to or set apart for the holders of any shares of

Junior Stock, the holders of shares of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation preference per share equal to the Liquidation Preference, plus an amount per share equal to any accumulated, accrued and unpaid dividends on such share (whether or not earned or declared) to and including the date of payment. Until the holders of the Series C Preferred Stock have been paid the Liquidation Preference in full, plus an amount per share equal to all accumulated, accrued and unpaid dividends on such share (whether or not earned or declared) to and including the date of final distribution to such holders, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of the Series C Preferred Stock shall be insufficient to pay in full the above described Liquidation Preference and the liquidating payments on any shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series C Preferred Stock and any such Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series C Preferred Stock and any such Parity Stock if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of the Series C Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

(b) Upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series C Preferred Stock and any Parity Stock, the holders of any classes or series of Junior Stock shall be entitled to receive any and all assets of the Corporation remaining to be paid or distributed, and the holders of the Series C Preferred Stock and any Parity Stock shall not be entitled to share therein.

(c) The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, or the sale or transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange, shall not be deemed to constitute a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(d) In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series C Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 5.3.24 Optional Redemption.

(a) The Series C Preferred Stock shall be redeemable by the Corporation, in whole or in part at any time and from time to time, at a redemption price per share of Series C Preferred Stock (the “Redemption Price”) equal to (i) if the redemption occurs on or prior to the first anniversary of March 19, 2015 the issuance of the Series C Preferred Stock, the greater of (A) 105% of the Liquidation Preference plus all accrued and unpaid dividends to and including the date fixed for redemption (the “Redemption Date”), and (B) 105% of the value of that number of shares of Common Stock into which such share of Series C Preferred Stock would have been convertible immediately prior to the Redemption Date, which value shall be calculated on the VWAP of the Common Stock for the 20 Trading Days prior to the Redemption Date; or (ii) if the redemption occurs after the first anniversary of March 19, 2015 the issuance of the Series C Preferred Stock, the greater of (A) 100% of the Liquidation Preference plus all accrued and unpaid dividends to and including the Redemption Date; and (B) 100% of the value of that number of shares of Common Stock into which such share of Series C Preferred Stock would have been convertible immediately prior to the Redemption Date, which value shall be calculated on the VWAP of the Common Stock for the 20 Trading Days prior to the Redemption Date. In addition, in order to ensure that the Corporation remains qualified as a REIT under Section 856 of the Code, the Series C Preferred Stock shall be subject to the provisions of Section 6.2.1 of the Charter. Pursuant to Section 6.2.1 of the Charter, and without limitation of any provisions of such Section 6.2.1, the Series C Preferred Stock, together with all other Capital Stock, owned by a stockholder in excess of the Aggregate Stock Ownership Limit (as defined in the Charter) will automatically be transferred to a Trust (as defined in the Charter) for the benefit of a Charitable Beneficiary (as defined in the Charter) and the Corporation shall have the right to purchase such transferred shares from the Trust. For this purpose, the Market Price (as defined in the Charter) of each share of Series C Preferred Stock shall equal the Liquidation Preference, plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not earned or declared) to and including the date of purchase.

(b) If full cumulative dividends on all outstanding shares of Series C Preferred Stock have not been declared and paid or declared and set apart for payment for all past dividend periods, no shares of Series C Preferred Stock may be redeemed pursuant to this Section 5.3.24 unless all outstanding shares of Series C Preferred Stock are simultaneously redeemed, and neither the Corporation nor any of its affiliates may purchase or otherwise acquire shares of Series C Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series C Preferred Stock.

(c) If fewer than all the outstanding shares of Series C Preferred Stock are to be redeemed, the Corporation shall select those shares to be redeemed pro rata or in such manner as the Board of Directors may determine.

(d) Notwithstanding anything that may be to the contrary elsewhere herein, in the event of any redemption pursuant to this Section 5.3.24, if the Redemption Date occurs after a Series C Dividend Record Date and on or prior to the related Series C Dividend Payment Date, the dividend payable on such Series C Dividend Payment Date in respect of such shares called for redemption shall be payable on such Series C Dividend Payment Date to the holders of record at the close of business on such Series C Dividend Record Date, and shall not be payable as part of the Redemption Price for such shares.

(e) Upon the Corporation’s provision of written notice as to the Redemption Date, accompanied by a check in the amount of the Redemption Price to which each record holder of Series C Preferred Stock is entitled, the Series C Preferred Stock shall be redeemed and shall no longer be deemed outstanding shares of Capital Stock of the Corporation and all rights of the holders of such shares will terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series C Preferred Stock at the respective mailing addresses of such holders as the same shall appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock except as to the holder to whom notice was defective or not given.

(f) In addition to any information required by law or by the applicable rules of any exchange upon which Series C Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the Redemption Date; (ii) the Redemption Price payable on the Redemption Date, including, without limitation, a statement as to whether or not accrued and unpaid dividends shall be payable as part of the Redemption Price, or payable on the next Series C Dividend Payment Date to the record holder at the close of business on the relevant Series C Dividend Record Date as described above; and (iii) that dividends on the shares of Series C Preferred Stock to be redeemed will cease to accrue on such Redemption Date. If less than all the shares of Series C Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series C Preferred Stock held by such holder to be redeemed.

(g) If notice of redemption of any shares of Series C Preferred Stock has been given and if the funds necessary for such redemption have been irrevocably set apart by the Corporation in trust for the benefit of the holders of any shares of Series C Preferred Stock so called for redemption, then, from and after the Redemption Date, dividends will cease to accrue on such shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the cash payable upon such redemption without interest thereon. No further action on the part of the holders of such shares shall be required.

(h) Subject to applicable law and the limitation on purchases when dividends on the Series C Preferred Stock are in arrears, the Corporation may, at any time and from time to time, purchase or otherwise acquire any shares of Series C Preferred Stock in the open market, by tender or by private agreement.

Section 5.3.25 Mandatory Redemption. In the event of a reorganization transaction such as a merger, consolidation or the sale of transfer of all or substantially all of the assets or business of the Corporation or a statutory share exchange or similar transaction that is not approved by the holders of at least two-thirds of the shares of Series C Preferred Stock, the Corporation shall redeem the shares of Series C Preferred Stock at closing of such transaction at the Redemption Price described in Section 5.3.24 above.

Section 5.3.26 Mandatory Conversion. As of the close of business (I) in case one or more holders of Series C Preferred Stock elect not to include the shares of Common Stock issuable upon conversion of its Series C Preferred Stock in a registration statement filed by the Corporation with respect to the shares of Common Stock issuable upon conversion of the Series C Preferred Stock due to its refusal to be named as an underwriter, the fifth business day and (II) otherwise, on the later of (a) the fifth business day, and (b) written and/or oral notice of non-objection of the Corporation’s Listing of Additional Shares Notification with respect to such shares of Common Stock issuable upon conversion of the Series C Preferred Stock by the Nasdaq Stock Market (the date set forth in clause (I) and/or the later of (a) and (b) in clause (II), each, a “Conversion Date”), in each case, following the approval by the holders of the Common Stock of the conversion of the Series C Preferred Stock and the issuance of Common Stock upon such conversion, each share of the Series C Preferred Stock shall automatically convert into that number of shares of Common Stock equal to (i) the sum of the Liquidation Preference and all accrued and unpaid dividends thereon; divided by (ii) $2.00 (as such dollar amount in this clause (ii) may be adjusted from time to time pursuant to Section 5.3.28, the “Conversion Price”). Fractional shares, if any, of Common Stock will not be issued upon conversion but, in lieu thereof, the Corporation will make a cash payment based on such fraction times the closing price of the Corporation’s Common Stock as reported on the NASDAQ Stock Market on the trading day immediately preceding the Conversion Date.

Section 5.3.27 Status of Shares. Any shares of Series C Preferred Stock that shall at any time have been redeemed pursuant to Section 5.3.24 or Section 5.3.25, converted into Common Stock pursuant to Section 5.3.26 or otherwise acquired by the Corporation shall, after such redemption, conversion or other acquisition, have the status of authorized but unissued Preferred Stock, without designation as to class or series until such shares are once more classified and designated as part of a particular class or series by the Board of Directors.

Section 5.3.28 Adjustments.

(a) If the Corporation shall, at any time or from time to time prior to conversion of shares of Series C Preferred Stock, (i) pay a dividend or make a distribution on the outstanding shares of Common Stock payable in Common Stock, (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its Capital Stock in a reclassification, recapitalization or other similar event affecting the Common Stock (other than any such event for which a dividend or distribution is made pursuant to Section 5.3.22(a) or for which a mandatory redemption is made pursuant to Section 5.3.25), then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and/or any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series C Preferred Stock thereafter converted shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series C Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5.3.28(a) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution, or (B) in the case of any such subdivision, combination or reclassification, recapitalization or other similar event, to the close of business on the day upon which such corporate action becomes effective.

(b) No adjustment of the applicable Conversion Price for the Series C Preferred Stock shall be made in an amount less than one cent per share; provided, however, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

Section 5.3.29 Voting Rights.

(a) Holders of the Series C Preferred Stock shall not have any voting rights, except as set forth below.

(b) If and whenever dividends on any shares of the Series C Preferred Stock shall be in arrears for six or more quarterly periods, whether or not consecutive, the number of directors then constituting the Board of Directors shall be automatically increased by two, if not already increased by reason of similar types of provisions with respect to shares of Parity Stock of any other class or series which is then entitled to similar voting rights (the “Voting Preferred Stock”), and the holders of shares of Series C Preferred Stock, voting as a single class with the holders of any other class or series of Voting Preferred Stock, shall be entitled to vote for the election of the two additional directors at (i) (A) the next regular meeting of the Corporation’s stockholders (if to be held within 90 days after the sixth missed dividend), or (B) upon the written request of holders of at least 25% of the shares of Series C Preferred Stock then outstanding, a special meeting of the Corporation’s stockholders to be called for that purpose within 90 days after the sixth missed dividend, and (ii) each subsequent annual meeting of the Corporation’s stockholders until all dividends in arrears on outstanding shares of Series C Preferred Stock have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment. Directors so elected (the “Preferred Directors”) shall serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify. If, prior to the end of the term of any Preferred Director so elected and during the continuance of a default in dividends on the Series C Preferred Stock and/or Voting Preferred Stock, a vacancy in the office of such Preferred Director shall occur by reason of death, resignation or disability, such vacancy shall be filled by written consent of the Preferred Director remaining in office or, if there is no such remaining Preferred Director, by the affirmative vote or consent of a majority of the votes entitled to be cast by the holders of Series C Preferred Stock and Voting Preferred Stock, voting as a single class. Any Preferred Director may be removed at any time with or without cause by the affirmative vote or consent of, and shall not be removed otherwise than by the affirmative vote or consent of, a majority of the votes entitled to be cast by the holders of Series C Preferred Stock and Voting Preferred Stock, voting as a single class. The Preferred Directors shall each be entitled to one vote per director on any matter. If and whenever dividends in arrears on outstanding shares of the Series C Preferred Stock and any other shares of Voting Preferred Stock have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and irrevocably set apart in trust for payment, then the right of the holders of the Series C Preferred Stock and of such other Voting Preferred Stock to elect the additional two directors shall cease and the terms of office of the Preferred Directors shall immediately terminate and the number of directors constituting the Board of Directors shall be reduced accordingly.

(c) The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, voting as a single class, shall be required to authorize, create, increase the number of or issue any shares of any class or series of Senior Stock or any security convertible into shares of any class or series of Senior Stock or reclassify any of the outstanding Parity Stock or Junior Stock into shares of Senior Stock; provided, however, that no such vote of the holders of the Series C Preferred Stock shall be required if, at or prior to the time the authorization, creation, increase in the number of or issuance of any shares of Senior Stock or convertible security or the reclassification of Parity Stock or Junior Stock into any shares of Senior Stock is to be made, as the case may be, provisions are made for the redemption of all outstanding shares of Series C Preferred Stock pursuant to Section 5.3.24.

(d) For the purposes of the foregoing provisions, each share of Series C Preferred Stock shall have one vote per share, except that when any other class or series of Preferred Stock shall have the right to vote with the

Series C Preferred Stock as a single class, then the Series C Preferred Stock and such other class or series shall have one vote per each $25.00 of stated liquidation preference.

Section 5.3.30 Additional Limitations.

(a)	Prior to the date that each outstanding class of securities of the Corporation qualifies as a class of Publicly-Offered Securities, no Benefit Plan Investors shall Beneficially Own or Constructively Own shares of Series C Preferred Stock.

(b)	Prior to the date that each outstanding class of securities of the Corporation qualifies as a class of Publicly-Offered Securities, no shares of Series C Preferred Stock may be Transferred by any Person unless such Person obtains from its transferee a representation and agreement that (A) its transferee is not (and will not be), and is not acting on behalf of, a Benefit Plan Investor or Controlling Person and (B) such transferee will obtain from its transferee the representation and agreement set forth in this sentence (including without limitation clauses (A) and (B)), and any Transfer of shares of Series C Preferred Stock that, if effective, would violate this Section 5.3.30 shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Series C Preferred Stock.

Section 5.3.31 Additional Legend.

In addition to the legend referenced in Section 6.2.9, each certificate representing shares of Series C Preferred Stock, if any, shall bear substantially the following additional legend:

No Benefit Plan Investors may Beneficially Own or Constructively Own Series C Preferred Stock and no share of Series C Preferred Stock may be Transferred by any Person unless such Person obtains from its transferee a representation and agreement that (A) its transferee is not (and will not be), and is not acting on behalf of, a Benefit Plan Investor or Controlling Person and (B) such transferee will obtain from its transferee the representation and agreement set forth in this sentence (including without limitation clauses (A) and (B)).

Section 5.3.32 Mandatory Redemption at Maturity.

If any shares of Series C Preferred Stock remain outstanding on March 19, 2018 (the “Maturity Date”), the Corporation shall redeem all such shares of Series C Preferred Stock in cash in an amount equal to the Liquidation Preference plus all accrued and unpaid dividends to and including the Maturity Date for each such share of Series C Preferred Stock (the “Maturity Date Redemption Price”). The Corporation shall pay the Maturity Date Redemption Price on the Maturity Date by wire transfer of immediately available funds to an account designated in writing by such holder of Series C Preferred Stock. If the Corporation fails to redeem all of the Series C Preferred Stock outstanding on the Maturity Date by payment of the Maturity Date Redemption Price for each such share of Series C Preferred Stock, then in addition to any remedy such holder of Series C Preferred Stock may have, in addition to the dividends due under Section 5.3.22, the applicable Maturity Date Redemption Price payable in respect of such unredeemed Series C Preferred Stock shall bear interest at the rate of one percent (1.0%) per month, prorated for partial months, compounded monthly, until paid in full.

SECOND: The shares of Series C Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and Chairman and attested to by its Secretary on this 17th day of March, 2015.

ATTEST:		WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Robin Hanisch	By:	/s/ Jon S. Wheeler	(SEAL)
Name:	Robin Hanisch	Name:	Jon S. Wheeler
Title:	Secretary	Title:	Chief Executive Officer and Chairman

ANNEX B

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

2015 LONG-TERM INCENTIVE PLAN

1. Purpose and Effective Date.

(a) The purpose of the Wheeler Real Estate Investment Trust, Inc. 2015 Long-Term Incentive Plan (the “Plan”) is to further the long term stability and financial success of Wheeler Real Estate Investment Trust, Inc. (the “Company”) by attracting and retaining personnel, including employees, executive officers, non-employee directors, and consultants, through the use of stock incentives. It is believed that ownership of Common Stock will stimulate the efforts of those employees upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business.

(b) The Plan was adopted by the Board of Directors of the Company on April 1, 2015 (the “Effective Date”).

2. Definitions.

(a) Act. The Securities Exchange Act of 1934, as amended.

(b) Agreement. Shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

(c) Affiliate. The meaning assigned to the term “affiliate” under Rule 12b-2 of the Act.

(d) Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.

(e) Award. The award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

(f) Board. The Board of Directors of the Company.

(g) Change of Control.

(i) The acquisition by any unrelated person of beneficial ownership (as that term is used for purposes of the Act) of 50% or more of the then outstanding common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term “unrelated person” means any person other than (x) the Company and its subsidiaries, (y) an employee benefit plan or related trust sponsored by the Company or its subsidiaries, and (z) a person who acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition. For purposes of this subsection, a “person” means an individual, entity or group, as that term is used for purposes of the Act;

(ii) Any tender or exchange offer, merger or other business combination, sale of assets or any combination of the foregoing transactions, and the Company is not the surviving corporation; and

(iii) A liquidation of the Company.

(h) Code. The Internal Revenue Code of 1986, as amended.

(i) Committee. The Compensation Committee of the Board.

(j) Company. Wheeler Real Estate Investment Trust, Inc.

(k) Common Stock. The common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 14 below), the stock resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

(l) Consultant. A person rendering services to the Company who is not an “employee” for purposes of employment tax withholding under the Code.

(m) Corporate Change. A consolidation, merger, dissolution or liquidation of the Company, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.

(n) Date of Grant. The date as of which an Award is made by the Committee.

(o) Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p) Fair Market Value.

(i) If the Common Stock is then listed on a national stock exchange, the closing sales price per share of Common Stock on the exchange for the last preceding date on which there was a sale of shares of Common Stock on such exchange, as determined by the Committee.

(ii) If the Common Stock is not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such shares in such market, as determined by the Committee.

(iii) If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Common Stock is listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).

(q) Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code Section 422.

(r) Nonstatutory Stock Option. An Option that does not meet the requirements of Code Section 422, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(s) Option. A right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan.

(t) Participant. Any individual who receives an Award under the Plan.

(u) Performance Award. Shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(v) Performance Measures. Shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met during any applicable restriction period designated by the Committee or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, expenses, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, return on operating costs, economic value created, operating margin, gross margin, the achievement of annual operating profit plans, net income before or after taxes, pretax earnings before interest, depreciation and/or amortization, pretax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, specified market penetration, cost targets, customer satisfaction or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

(w) Performance Period. Shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

(x) Restricted Stock. Common Stock awarded upon the terms and subject to the restrictions set forth in Section 7 below, if any, and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period, if any.

(y) Restricted Stock Unit. Shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified restriction period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

(z) Restricted Stock Unit Award. Shall mean an award of Restricted Stock Units under this Plan.

(aa) Rule 16b-3. Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

3. General. Awards of Options and Restricted Stock may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock. Subject to Section 16 of the Plan, there shall be reserved for issuance under the Plan a total of 1,000,000 unissued shares of Common Stock. Shares allocable to Options granted under the Plan that expire or otherwise terminate unexercised and shares that are forfeited pursuant to restrictions on Restricted Stock awarded under the Plan may again be subjected to an Award under this Plan. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall, if permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company (a) in connection with the exercise of an Option or (b) in payment of Applicable Withholding Taxes.

5. Eligibility.

(a) Any employee of, executive officer of, non-employee director of, or Consultant to the Company or its affiliates, and, who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award and the number of shares to be allocated as part of the Award; provided, however, that any award made to a member of the Committee must be approved by the Board. The Committee is expressly authorized to make an Award to a Participant conditioned on the surrender for cancellation of an existing Award.

(b) No Awards shall be issued under the Plan to any person who after such Award (including settlement or exercise thereof) would beneficially own more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock of the Company, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding capital stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c) The grant of an Award shall not obligate the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

(d) Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option.

6. Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant. No Participant may be granted Options in any calendar year covering more than 200,000 shares of Common Stock.

(b) The Committee shall establish the exercise price of Options. The exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant. The exercise price of a Nonstatutory Stock Option Award shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option on the Date of Grant.

(c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.

(d) The Committee shall establish the term of each Option in the Participant’s stock option agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant. No option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option agreement, after the termination of the Participant’s employment. The Committee shall set forth in the Participant’s stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after (i) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided however that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.

(e) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(f) If a Participant dies and if the Participant’s stock option agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the personal representative of the Participant’s estate during the time period specified in the stock option agreement.

7. Restricted Stock Awards.

(a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted and the terms and conditions to which the Award is subject. This notice, when accepted in writing by the Participant, shall become an Agreement between the Company and the Participant. Certificates representing the shares shall be issued in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration. No Participant may receive a Restricted Stock Award in any calendar year for more than 200,000 shares of Common Stock.

(b) The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and financial performance goals. Without limiting the foregoing, the Committee may provide performance or Change of Control or Corporate Change acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s achievement of established performance objectives. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c) The Committee may provide in a Restricted Stock Award, or subsequently, that the restrictions will lapse if a Change of Control or Corporate Change occurs. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or may remove restrictions on Restricted Stock as it deems appropriate.

(d) A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Agreement and in the Plan. In other respects, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Agreement. If stock dividends are declared on Restricted Stock, such stock dividends or other distributions shall be subject to the same restrictions as the underlying shares of Restricted Stock.

8. Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The number of shares of Common Stock subject to a Restricted Stock Unit Award and any restriction period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee. No Participant may receive Restricted Stock Units in any calendar year for more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during any specified restriction period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (iii) if the holder of such award does not remain continuously in the employment of the Company during any specified restriction period (iv) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

9. Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. With respect to a Performance Award based on a Performance Period of one year, no Participant may receive a Performance Award payment in any calendar year that exceeds $500,000 or more than 200,000 shares of Common Stock.

(b) The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 7(a) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 7(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

10. Method of Exercise of Options.

(a) Options may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver Common Stock that the Participant owns (valued at Fair Market Value on the date of exercise), or (ii) exercise any applicable net exercise provision contained therein. Unless otherwise specifically provided in the Option, any payment of the exercise price paid by delivery of Common Stock acquired directly or indirectly from the Company shall be paid only with shares of Common Stock that are held by the Participant.

(b) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

11. Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Common Stock (subject to such restrictions as the Committee may establish, including a requirement that any shares of Common Stock so delivered shall have been held by the Participant for not less than six months) or (b) have the Company retain that number of shares of Common Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee and in accordance with Rule 16b-3.

12. Nontransferability of Awards.

(a) In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below. Options shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative.

(b) Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may grant Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate.

13. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the Effective Date. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him.

14. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, spin-off, reclassification, recapitalization, merger or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of options, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(b) In the event the Company distributes to its shareholders a dividend, or sells or causes to be sold to a person other than the Company or a subsidiary shares of stock in any corporation (a “Spinoff Company”) which, immediately before the distribution or sale, was a majority owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the exercise price of Options, and other relevant provisions, and, without limiting the foregoing, may substitute securities of a Spinoff Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company’s shareholders and the Participants in the businesses operated by the Spinoff Company, and subject to the proviso that any such adjustments or new options shall not be made or granted, respectively, that would result in subjecting the Plan to variable plan accounting treatment. The Committee’s determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Committee pursuant to this Section 14 to outstanding Awards shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15. Change of Control. In the event of a Change of Control or Corporate Change, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(a) At the time the Award is made, provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(b) Provide for the purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(c) Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control or Corporate Change; provided, however, that to the extent required to avoid a charge to earnings for financial accounting purposes, such adjustments shall be made so that both (i) the aggregate intrinsic value of an Award immediately after the adjustment is not greater than or less than the Award’s aggregate intrinsic value before the Award and (ii) the ratio of the exercise price per share to the market value per share is not reduced; or

(d) Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving legal entity in such Change of Control or Corporate Change.

16. Administration of the Plan.

(a) The Plan shall be administered by the Committee, who shall be appointed by the Board. The Board may designate the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, to be the Committee for purposes of the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be “Non-Employee Directors” as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more “outside directors” as that term is defined for purposes of Code section 162(m). If any member of the Committee fails to qualify as an “outside director” or (to the extent required by Rule 16b-3) a “Non-Employee Director,” such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board of Directors may from time to time may appoint members of the Committee and fill vacancies, however caused, in the Committee.

(b) The Committee shall have the authority to impose such limitations or conditions upon an Award or Performance Award, including Performance Measures, as the Committee deems appropriate to achieve the objectives of the Award and Performance Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award or Performance Award and the nature of the Award or Performance Award, (ii) the number of shares of Common Stock to be covered by each Award or Performance Award, (iii) whether Options shall be Incentive Stock options or Nonstatutory Stock Options, (iv) the Fair Market Value of Common Stock, (v) the time or times when an Award or Performance Award shall be granted, (vi) whether an Award or Performance Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award or Performance Award shall lapse, (viii) whether a Change of Control or Corporate Change exists, (ix) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock or the lapse of restrictions on Restricted Stock, Restricted Stock Units or Options, (x) when Options may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Common Stock received in connection with an Award or Performance Award is permitted, (xiii) notice provisions relating to the sale of Common Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards and Performance Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee’s exercise of discretion may not be exercised with respect to any Award or Performance Award intended to qualify as “performance-based” under Code Section 162(m) to the extent such discretion would be inconsistent Code Section 162(m).

(c) The Committee shall have the power to amend the terms of previously granted Awards and Performance Awards so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of an option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect the Participant’s rights under the Award, except that such consent shall not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

(d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Agreement. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants.

(e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

17. Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate for shares of Common Stock before (i) the admission of such shares to listing on any stock exchange on which Common Stock may then be listed, (ii) receipt of any required registration or other qualification of such shares under any state or federal securities law or regulation that the Company’s counsel shall determine is necessary or advisable, and (iii) the Company shall have been advised by counsel that all applicable legal requirements have been complied with. The Company may place on a certificate representing Common Stock any legend required to reflect restrictions pursuant to the Plan, and any legend deemed necessary by the Company’s counsel to comply with federal or state securities laws. The Company may require a customary written indication of a Participant’s investment intent. Until a Participant has been issued a certificate for the shares of Common Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.

18. Rights Under the Plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant any proprietary interest in the Company or any Affiliate or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant shall, for all purposes, be a general creditor of the Company. The interest of a Participant in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors.

19. Payments to Estates. An Award, if any, to the extent that they are due to a Participant pursuant to the provisions hereof and which remain unpaid at the time of the Participant’s death, will be paid in full to the Participant’s estate.

20. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company — at its principal business address to the attention of the Secretary; (b) if to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.

21. Interpretation. The terms of this Plan and Awards granted pursuant to the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Stock Options under the Code or compliance with Code section 162(m), to the extent applicable, and they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such regulation or ruling, to the extent applicable, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan and/or the Award shall be void and of no effect.

22. Agreement. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or electronic acceptance, such award shall be effective as of the effective date set forth in the Agreement.

23. Choice of Law. This Plan shall be governed by the laws of Maryland, without reference to principles of conflict of law.

24. No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, or any affiliate of the Company or affect in any manner the right of the Company, or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 3, 2015.

Vote by Internet • Go to www.investorvote.com/whlr • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Jon S. Wheeler	☐	☐	02 - Kurt R. Harrington	☐	☐	03 - Carl B. McGowan, Jr.	☐	☐	+
	04 - David Kelly	☐	☐	05 - Christopher J. Ettel	☐	☐	06 - William W. King	☐	☐
	07 - Jeffrey Zwerdling	☐	☐	08 - Ann L. McKinney	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Approving, for purposes of Nasdaq Rules § 5635(b) and § 5635(d), the conversion of the Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of our Common Stock upon such conversion.	☐	☐	☐	3.	Approving our 2015 Long-Term Incentive Plan.	☐	☐	☐
4.	To ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm for the fiscal year ended December 31, 2015.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of

Wheeler Real Estate Investment Trust, Inc. Shareholders

June 4, 2015, 9:30 a.m., Virginia Beach Time

Cavalier Golf & Yacht Club

1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG

THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN

THE ENCLOSED ENVELOPE.  ▼

Proxy — Wheeler Real Estate Investment Trust, Inc.

Notice of 2015 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

June 4, 2015, 9:30 a.m., Virginia Beach Time

Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Jon S. Wheeler or Steven M. Belote or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on June 4, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, approving the conversion of the Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of our Common Stock upon such conversion, FOR Proposal 3, approving our 2015 Long-Term Incentive Plan, and FOR Proposal 4, to ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Jon S. Wheeler	☐	☐	02 - Kurt R. Harrington	☐	☐	03 - Carl B. McGowan, Jr.	☐	☐	+
	04 - David Kelly	☐	☐	05 - Christopher J. Ettel	☐	☐	06 - William W. King	☐	☐

	07 - Jeffrey Zwerdling	☐	☐	08 - Ann L. McKinney	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approving, for purposes of Nasdaq Rules § 5635(b) and § 5635(d), the conversion of the Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of our Common Stock upon such conversion.	☐	☐	☐	3.	Approving our 2015 Long-Term Incentive Plan.	☐	☐	☐

4.	To ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm for the fiscal year ended December 31, 2015.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — Wheeler Real Estate Investment Trust, Inc.

Notice of 2015 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

June 4, 2015, 9:30 a.m., Virginia Beach Time

Cavalier Golf & Yacht Club, 1052 Cardinal Road, The Cavalier Room

Virginia Beach, Virginia 23451

Jon S. Wheeler or Steven M. Belote or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on June 4, 2015 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, approving the conversion of the Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock and the issuance of our Common Stock upon such conversion, FOR Proposal 3, approving our 2015 Long-Term Incentive Plan, and FOR Proposal 4, to ratify the reappointment of Cherry Bekaert LLP as independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)